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                                 TRUST INDENTURE

                          DATED AS OF FEBRUARY 1, 2001

                                   ----------

                                     BETWEEN

           UNIFIED GOVERNMENT OF WYANDOTTE COUNTY/KANSAS CITY, KANSAS,

                                  AS THE ISSUER

                                       AND

                          SECURITY BANK OF KANSAS CITY,

                                 AS THE TRUSTEE

                                   $22,075,000
                        TAXABLE INDUSTRIAL REVENUE BONDS
                            (EPA LABORATORY PROJECT)
                                   SERIES 2001



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

                                 TRUST INDENTURE

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
                Parties........................................................1
                Recitals.......................................................1

                Granting Clauses...............................................1

                                    ARTICLE I

                                   DEFINITIONS

Section 101.    Definitions of Words and Terms.................................2
Section 102.    Rules of Interpretation.......................................10

                                   ARTICLE II

                                    THE BONDS

Section 201.    Title and Amount of Bonds.....................................10
Section 202.    Limited Nature of Obligations.................................10
Section 203.    Denomination, Numbering and Dating of Bonds...................10
Section 204.    Method and Place of Payment of Bonds..........................10
Section 205.    Execution and Authentication of Bonds.........................11
Section 206.    Registration, Transfer and Exchange of Bonds..................11
Section 207.    Persons Deemed Owners of Bonds................................11
Section 208.    Authorization of Series 2001 Bonds............................11
Section 209.    Authorization of Additional Bonds.............................11
Section 210.    Temporary Bonds...............................................12
Section 211.    Mutilated, Lost, Stolen or Destroyed Bonds....................14
Section 212.    Cancellation and Destruction of Bonds Upon Payment............14
Section 213.    Book Entry; Securities Depository.............................14

                                   ARTICLE III

                               REDEMPTION OF BONDS

Section 301.    Redemption of Bonds Generally.................................15
Section 302.    Redemption of Bonds...........................................15
Section 303.    Selection of Bonds to be Redeemed.............................16
Section 304.    Trustee's Duty to Redeem Bonds................................16
Section 305.    Notice and Effect of Call for Redemption......................17
Section 306.    Effect of Call for Redemption.................................18

                                   ARTICLE IV

                                  FORM OF BONDS

Section 401.    Form of Bonds Generally.......................................18
Section 402.    Form of Series 2001 Bonds.....................................18

                                    ARTICLE V

                      CREATION OF PROJECT FUND; CUSTODY AND
                          APPLICATION OF BOND PROCEEDS

Section 501.    Creation of Project Fund......................................18

                                       (i)

Section 502.    Deposits into the Project Fund................................18
Section 503.    Disbursements from the Project Fund...........................18
Section 504.    Disposition Upon Completion of the Project....................19
Section 505.    Disposition Upon Acceleration.................................19

                                   ARTICLE VI

                               REVENUES AND FUNDS

Section 601.    Creation of Funds and Accounts................................19
Section 602.    Deposits Into and Application of Moneys in the Revenue Fund...19
Section 603.    Deposits into the Debt Service Fund...........................20
Section 604.    Application of Moneys in the Debt Service Fund................20
Section 605.    Deposits into and Application of Moneys in the Project
                        Replacement Fund......................................20
Section 606.    Deposits into and Application of Moneys in the Capitalized
                        Interest Fund.........................................20
Section 607.    Deposits Into and Application of Moneys in the Tax and
                        Insurance Fund........................................21
Section 608.    Deposits Into and Application of Moneys in the Project
                        Operation and Maintenance Fund........................21
Section 609.    Payments Due on Saturdays, Sundays and Holidays...............21
Section 610.    Nonpresentment of Bonds.......................................21

                                   ARTICLE VII

                  SECURITY FOR DEPOSITS AND INVESTMENT OF FUNDS

Section 701.    Moneys to be Held in Trust....................................21
Section 702.    Investment of Moneys in Funds.................................21
Section 703.    Record Keeping................................................21

                                  ARTICLE VIII

                        GENERAL COVENANTS AND PROVISIONS

Section 801.    Payment of Principal of, Premium, if Any, and Interest
                        on the Bonds..........................................22
Section 802.    Authority to Execute Indenture and Issue Bonds................22
Section 803.    Performance of Covenants......................................22
Section 804.    Instruments of Further Assurance..............................22
Section 805.    Maintenance, Taxes and Insurance..............................22
Section 806.    Inspection of Project Books...................................22
Section 807.    Enforcement of Rights Under the Lease.........................22
Section 808.    Possession and Use of Project.................................22

                                   ARTICLE IX

                               REMEDIES ON DEFAULT

Section 901.    Acceleration of Maturity in Event of Default..................23
Section 902.    Exercise of Remedies by the Trustee...........................23
Section 903.    Limitation on Exercise of Remedies by Owners..................23
Section 904.    Right of Owners to Direct Proceedings.........................23
Section 905.    Remedies Cumulative...........................................23
Section 906.    Waivers of Events of Default..................................23

                                    ARTICLE X

                                   THE TRUSTEE

Section 1001.   Acceptance of the Trusts......................................24
Section 1002.   Fees, Charges and Expenses of the Trustee.....................25
Section 1003.   Notice to Owners if Default Occurs............................25
Section 1004.   Intervention by the Trustee...................................25

                                      (ii)

Section 1005.   Successor Trustee Upon Merger, Consolidation or Sale..........25
Section 1006.   Resignation of Trustee........................................25
Section 1007.   Removal of Trustee............................................25
Section 1008.   Appointment of Successor Trustee..............................25
Section 1009.   Vesting of Trusts in Successor Trustee........................25
Section 1010.   Right of Trustee to Pay Taxes and Other Charges...............25
Section 1011.   Trust Estate May Be Vested in Co-trustee......................26
Section 1012.   Annual Accounting.............................................26
Section 1013.   Recordings and Filings........................................26
Section 1014.   Performance of Duties under the Lease.........................26
Section 1015.   Designation of Paying Agents..................................26
Section 1016.   Fees, Charges and Expenses of Paying Agents...................26

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

Section 1101.   Supplemental Indentures Not Requiring Consent of Owners.......26
Section 1102.   Supplemental Indentures Requiring Consent of Owners...........27
Section 1103.   Tenant's Consent to Supplemental Indentures...................27

                                   ARTICLE XII

                          LEASE AND SUBLEASE AMENDMENTS

Section 1201.   Lease Amendments..............................................27
Section 1202.   Sublease Amendments...........................................27

                                  ARTICLE XIII

                           SATISFACTION AND DISCHARGE

Section 1301.   Satisfaction and Discharge of Indenture.......................27
Section 1302.   Bonds Deemed to be Paid.......................................28

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

Section 1401.   Consents and Other Instruments by Owners......................28
Section 1402.   Interested Parties............................................28
Section 1403.   Notices.......................................................29
Section 1404.   Suspension of Newspaper Publication or Mail Service...........29
Section 1405.   Amendment.....................................................29
Section 1406.   Severability..................................................29
Section 1407.   Counterparts..................................................29
Section 1408.   Governing Law.................................................29

                Signatures and Seals.........................................S-1

                Schedule I - Property Subject to Lease
                Schedule II - Permitted Encumbrances

                Appendix A-Form of Series 2001 Bonds

                                      (iii)

                                 TRUST INDENTURE

      THIS TRUST INDENTURE, dated as of February 1, 2001, between the UNIFIED GOVERNMENT OF WYANDOTTE COUNTY/KANSAS CITY, KANSAS, a municipal corporation and political subdivision duly organized and existing under the laws of the State of Kansas, as Issuer, and SECURITY BANK OF KANSAS CITY, a banking corporation duly organized and existing and authorized to accept and execute trusts of the character herein set forth under the laws of the State of Kansas, with its principal office located in the City of Kansas City, Kansas, as Trustee;

      WITNESSETH:

      WHEREAS, the Issuer is authorized by the Act to acquire, construct, improve and equip certain "facilities" (as defined in the Act) for commercial, industrial and manufacturing purposes, to enter into leases and lease-purchase agreements with any person, firm or corporation for said facilities, and to issue revenue bonds for the purpose of paying the cost of any such facilities; and

      WHEREAS, pursuant to such authorization, the Issuer's governing body passed and approved an Ordinance on November 30, 2000, authorizing the Issuer to issue the Series 2001 Bonds for the purpose of financing the acquisition, construction, furnishing and equipping of an approximately 70,000 square foot commercial building located at the corner of Minnesota and 3rd Street in Kansas City, Kansas, which constitutes the Project, and authorizing the Issuer to lease the Project to the Tenant; and

      WHEREAS, pursuant to such Ordinance, the Issuer is authorized (a) to execute and deliver this Indenture for the purpose of issuing and securing the Series 2001 Bonds and any Additional Bonds, as hereinafter provided, and (b) to enter into the Lease, under which the proceeds of the Bonds shall be used to acquire, construct, furnish and equip the Project and pursuant to which the Issuer shall lease the Project to the Tenant, in consideration of rentals which are intended to be sufficient to provide for the payment of the principal of, premium, if any, and interest on the Bonds as the same become due; and

      WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as provided in this Indenture, the valid and legally binding limited obligations of the Issuer, and to constitute this Indenture a valid and legally binding pledge and assignment of the Trust Estate herein made for the security of the payment of the principal of, premium, if any, and interest on the Bonds issued hereunder, have been done and performed, and the execution and delivery of this Indenture and the execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                                GRANTING CLAUSES

      That the Issuer, in consideration of the premises, the acceptance by the Trustee of the trusts hereby created, the purchase and acceptance of the Bonds by the Owners thereof, and of other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of, premium, if any, and interest on all of the Bonds issued and Outstanding under this Indenture from time to time according to their tenor and effect, and to secure the performance and observance by the Issuer of all the covenants, agreements and conditions herein and in the Bonds contained, does hereby pledge and assign unto the Trustee and its successors and assigns, the following property (said property being herein referred to as the "Trust Estate"):

                  (a) the real estate situated in Wyandotte County, Kansas, described in paragraph (a) of SCHEDULE I attached hereto, with all buildings, structures, facilities, additions, improvements, machinery, equipment and any other property now or hereafter constructed, located or installed thereon to the extent and subject to the limitations provided in the Lease, and with the tenements, hereditaments, appurtenances, rights, privileges and immunities thereunto belonging or appertaining;

                  (b) all right, title and interest of the Issuer in, to and under the Lease (except the Issuer's right to indemnity thereunder) and the Sublease, and all rents, revenues and receipts derived by the Issuer from the Project including, without limitation, all Rental Payments derived by the Issuer under and pursuant to and subject to the provisions of the Lease; provided that the pledge and assignment hereby made shall not impair or diminish the obligations of the Issuer under the provisions of the Lease; and

                  (c) all moneys and securities from time to time held by the Trustee under the terms of this Indenture, and any and all other property of every kind and nature from time to time hereafter, by delivery or by writing of any kind, pledged, assigned or transferred as and for additional security hereunder by the Issuer or by anyone in its behalf, or with its written consent, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

         TO HAVE AND TO HOLD, all and singular, the Trust Estate with all rights and privileges hereby pledged and assigned, or agreed or intended so to be, to the Trustee and its successors in trust and assigns;

         IN TRUST NEVERTHELESS, upon the terms and subject to the conditions herein set forth, for the equal and proportionate benefit, protection and security of all Owners from time to time of the Bonds issued and Outstanding under this Indenture, without preference, priority or distinction as to lien or otherwise of any of the Bonds over any other of the Bonds except with respect to the Bond Reserve Fund and as expressly provided by this Indenture;

      PROVIDED, HOWEVER, that if the Issuer shall well and truly pay, or cause to be paid, the principal of, premium, if any, and interest on all the Bonds, at the times and in the manner mentioned in the Bonds according to the true intent and meaning thereof, or shall provide for the payment thereof (as provided in ARTICLE XIII hereof), and shall pay or cause to be paid to the Trustee all other sums of money due or to become due to it in accordance with the terms and provisions hereof, then upon such final payments this Indenture and the rights hereby granted shall cease, determine and be void; otherwise, this Indenture shall be and remain in full force and effect.

      THIS INDENTURE FURTHER WITNESSETH, and it is hereby expressly declared, covenanted and agreed by and between the parties hereto, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and that all the Trust Estate is to be held and applied under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer does hereby agree and covenant with the Trustee and with the respective Owners from time to time of the Bonds, as follows:


                                    ARTICLE I

                                   DEFINITIONS

      SECTION 101. DEFINITIONS OF WORDS AND TERMS. In addition to the words and terms defined elsewhere in this Indenture, the following words and terms as used in this Indenture shall have the following meanings, unless some other meaning is plainly intended:

      "ACT" means K.S.A. 12-1740 to 12-1749d, inclusive, as amended.

      "ADDITIONAL BONDS" means any Bonds issued in addition to and on a parity with the Series 2001 Bonds and issued pursuant to SECTION 209 of this Indenture.

      "ADDITIONAL RENT" means all fees, charges and expenses of the Trustee and the Paying Agents, all Default Administration Costs, all other payments of whatever nature payable or to become payable pursuant to the Indenture or which the Tenant has agreed to pay or assume under the provisions of the Lease, and any and all expenses (including reasonable attorney's fees) incurred by the Issuer in connection with the issuance of the Bonds or the enforcement of any rights under the Lease or this Indenture. The fees, charges and expenses of the Trustee shall include all costs incurred in connection with the issuance, transfer, exchange, registration, redemption or payment of the Bonds except (a) reasonable fees and expenses incurred in connection with the replacement of a Bond or Bonds mutilated, stolen, lost or destroyed or (b) any tax or other government charge imposed on the Trustee in relation to the transfer, exchange, registration, redemption or payment of the Bonds.

      "ADDITIONAL TERM" means the term commencing on the last day of the Basic Term and terminating five (5) years thereafter.

      "ANNUAL BUDGET" means the Annual Budget of the Project required by SECTION 10.4(B) of the Lease.

      "AFFILIATE" means any person (including any corporation, partnership, limited liability company or other entity (including without limitation, any trust or estate or natural person) which, directly or through one or more intermediaries, owns or controls, or is controlled by or which is under common control with, the Tenant.

      "AUTHORIZED TENANT REPRESENTATIVE" means any member of the Tenant as is at the time designated to act on behalf of the Tenant as evidenced by written certificate furnished to the Issuer and the Trustee containing the specimen signature of such person and signed on behalf of the Tenant by a member. Such certificate may designate an alternate or alternates, each of whom shall be entitled to perform all duties of the Authorized Tenant Representative.

      "AUTHORIZED   NEWSPAPER"  means  a  newspaper  published  and  of  general circulation within the Issuer's boundaries and the official newspaper or other designated official publication of the State.

      "BANKRUPTCY CODE" means Title 11 of the United States Code, as amended.

      "BASIC RENT" means the monthly pro rata amount which, when added to Basic Rent Credits, will be sufficient to pay, on the next Payment Date, all principal of, premium, if any, and interest on the Bonds which is due and payable on such Payment Date.

      "BASIC RENT CREDITS" means all funds on deposit in the Debt Service Fund and the Capitalized Interest Fund and the accounts contained therein and available for the payment of principal of, premium, if any, and interest on the Bonds on any Payment Date.

      "BASIC RENT PAYMENT DATE" means March 1, 2001 and the first day of each month thereafter until the principal of, premium, if any, and interest on the Bonds have been fully paid or provision has been made for their payment in accordance with the provisions of the Indenture.

      "BASIC TERM" means the term commencing as of the date of the Lease and ending on October 1, 2022, subject to prior termination as specified in the Lease, but to continue thereafter until all of the principal of, premium, if any, and interest on all Outstanding Bonds shall have been paid in full or provision made for their payment in accordance with the provisions of the Indenture.

      "BOND" or "BONDS" means the fully registered Series 2001 Bonds and any Additional Bonds.

      "BOND COUNSEL" means the firm of Gilmore & Bell, P.C. or any other attorney or firm of attorneys whose expertise in matters relating to the issuance of obligations by states and their political subdivisions is nationally recognized and acceptable to the Trustee and the Tenant.

      "BOND REGISTER" means the books maintained by the Trustee for the registration and transfer of the Bonds.

      "BUSINESS DAY" means a day which is not (a) a Saturday or Sunday or (b) any day on which banks in the State are authorized or required to be closed.

      "CAPITALIZED INTEREST FUND" has the meaning set forth in SECTION 601 of this Indenture.

      "CEDE & CO." means Cede & Co., as nominee of The Depository Trust Company, New York, New York.

      "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.9601, et seq.

      "CERTIFICATE OF COMPLETION" means a written certificate signed by the Authorized Tenant Representative and the Project Consultant stating that (a) the Project has been completed in accordance with the Plans and Specifications, (b) the Project has been completed in a good and workmanlike manner, (c) no mechanic's or other similar liens have been filed, nor is there any basis for the filing of such liens, with respect to the Project, (d) all Improvements constituting a part of the Project are located or installed upon the Land, (e) if required by ordinances duly adopted by the Issuer or by applicable building codes, that an appropriate certificate of occupancy has been issued with respect to the Project and (f) the Project has been accepted by the Subtenant pursuant to the terms of the Sublease.

      "CHANGE OF CIRCUMSTANCES" means the occurrence of any of the following events:

            (a) title to, or the temporary use of, all or any material part of the Project shall be condemned by any authority exercising the power of eminent domain;

            (b) title to substantially all of the Project is found to be deficient or nonexistent to the extent that the Project is untenantable or the efficient utilization of the Project by the Tenant is substantially impaired;

            (c) substantially all of the Project is damaged or destroyed by fire or other casualty; or

            (d) as a result of (i)  changes  in the  Constitution  of the State,
      (ii) any legislative or administrative action by the State or any political subdivision thereof, or by the United States or (iii) any action instituted in any court, the Lease shall become void or unenforceable, or impossible to perform without unreasonable delay, or unreasonable burdens or excessive liabilities are imposed upon the Issuer or the Tenant by reason of such changes of circumstances.

      "CODE" means the Internal Revenue Code of 1986, as amended, together with the regulations promulgated thereunder by the United States Department of the Treasury.

      "COMPLETION DATE" means the date of completion of the acquisition, purchase, construction and installation of the Project pursuant to the Lease.

      "CONSTRUCTION PERIOD" means the period from the beginning of construction of the Project to the Completion Date.

      "COSTS OF ISSUANCE" means any and all expenses of whatever nature incurred in connection with the issuance and sale of the Bonds, including but not limited to underwriting fees and expenses, underwriting discount, bond and other printing expenses, and legal fees and expenses of counsel.

      "DEBT SERVICE FUND" has the meaning set forth in SECTION 601 of this Indenture.

      "DEFAULT" means any event or condition the occurrence of which, with the lapse of time or the giving of notice or both, constitutes an Event of Default under the Lease.

      "DEFAULT ADMINISTRATION COSTS" means the reasonable fees, charges and expenses of the Trustee incurred in anticipation of an Event of Default, or after the occurrence of an Event of Default, including, but not limited to, counsel fees, litigation costs and expenses, the expenses of maintaining and preserving the Project and the expenses of re-letting or selling the Project.

      "DEFEASANCE OBLIGATIONS" means:

            (a) Government Obligations which are not subject to redemption prior to maturity; or

            (b) obligations of any state or political subdivision of any state, the interest on which is excluded from gross income for federal income tax purposes and which meet the following conditions:

                  (i) (A) the obligations are not subject to redemption prior to maturity or (B) the trustee for such obligations has been given irrevocable instructions concerning their calling and redemption and the issuer of such obligations has covenanted not to redeem such obligations other than as set forth in such instructions;

                  (ii) the obligations are secured by cash or Government Obligations that may be applied only to payment of principal of, premium, if any, and interest payments on such obligations;

                  (iii) such cash and Government Obligations serving as security for the obligations are held in an irrevocable escrow fund by an escrow agent or a trustee irrevocably in trust for the owners of such obligations, and the issuer of such obligations is not, and has not been since the establishment of such escrow, a debtor in a proceeding commenced under the Bankruptcy Code;

                  (iv) the sufficiency of such cash and  noncallable  Government
            Obligations to pay in full all principal of, premium, if any, and interest on such obligations has been verified by the report of an independent certified public accountant (for purposes of this subparagraph (iv), a "Verification") and no substitution of Government Obligations shall be permitted except with cash or other Government Obligations and upon delivery of a new Verification;

                  (v) such cash and Government  Obligations are not available to satisfy any other claims, including those against the trustee or escrow agent;

                  (vi) the  Trustee  has  received  an opinion  of Bond  Counsel delivered in connection with the original issuance of such obligations to the effect that the interest on such obligations was exempt for purposes of federal income taxation, and the Trustee has received an opinion of Bond Counsel delivered in connection with the establishment of the irrevocable escrow to the effect that the establishment of the escrow will not result in the loss of any exemption for purposes of federal income taxation to which interest on such obligations would otherwise be entitled;

                  (vii) the  Trustee  has  received  an  unqualified  opinion of bankruptcy counsel to the effect that the payment of principal of and interest on such obligations made from such escrow would not be avoidable as preferential payments and recoverable under the Bankruptcy Code should the obligor or any other person liable on such obligations become a debtor in a proceeding commenced under the Bankruptcy Code; and

                  (vi) the obligations are rated in the highest long-term rating category by Moody's (presently "AAA") and S&P (presently "AAA").

      "ENVIRONMENTAL ASSESSMENT" means an environmental assessment with respect to the Project conducted by an independent consultant satisfactory to the Trustee which reflects the results of such inspections, records reviews, soil tests, groundwater tests and other tests requested, which assessment and results shall be satisfactory in scope, form and substance to the Trustee and the Tenant.

      "ENVIRONMENTAL LAW" means CERCLA, the Superfund Amendments and Reauthorization Act of 1986, and any other federal, state or local environmental statute, regulation or ordinance presently in effect or coming into effect during the term of the Lease.

      "EVENT OF BANKRUPTCY" means an event whereby the Tenant shall: (a) admit in writing its inability to pay its debts as they become due; (b) file a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Code as now or in the future amended, or file a pleading asking for such relief, (c) make an assignment for the benefit of creditors; (d) consent to the appointment of a trustee or receiver for all or a major portion of its property; (e) be finally adjudicated as bankrupt or insolvent under any federal or state law; (f) suffer the entry of a final and nonappealable court order under any federal or state law appointing a receiver or trustee for all or a major part of its property or ordering the winding-up or liquidation of its affairs, or approving a petition filed against it under the Bankruptcy Code, which order, if the Tenant has not consented thereto, shall not be vacated, denied, set aside or stayed within 60 days after the day of entry; or (g) suffer a writ or warrant of attachment or any similar process to be issued by any court against all or any substantial portion of its property, and such writ or warrant of attachment or any similar process is not contested, stayed, or is not released within 60 days after the final entry, or levy or after any contest is finally adjudicated or any stay is vacated or set aside.

      "EVENT OF DEFAULT" under this Indenture means any of the following events:

            (a) default in the due and punctual payment of any interest on any Bond;

            (b) default in the due and punctual payment of the principal of or premium, if any, on any Bond on the stated maturity or accelerated maturity date thereof, or at the redemption date thereof,

            (c) default in the performance or observance of any other of the covenants, agreements or conditions on the part of the Issuer contained in this Indenture or in the Bonds, and the continuance thereof for a period of 30 days after written notice thereof shall have been given to the Issuer, the Tenant and the Subtenant by the Trustee or the Issuer, the Tenant and the Subtenant by the Owners of not less than 25% in aggregate principal amount of Bonds then Outstanding; provided, however, that if any default shall be such that it cannot be corrected within such 30-day period, it shall not constitute an Event of Default if corrective action is instituted by the Issuer or the Tenant within such period and diligently pursued until such default is corrected; or

            (d) "Default" as defined in the Lease shall have occurred.

      "FULL INSURABLE VALUE" means the full actual replacement cost of the Project less physical depreciation as determined from time to time upon the request of the Issuer, the Tenant or the Trustee (but not more frequently than once in every 24 months) by an architect, appraiser, appraisal company or one of the insurers, selected and paid by the Tenant.

      "GOVERNMENT OBLIGATIONS" means direct obligations of, or obligations the payment of the principal of and interest on which are unconditionally guaranteed by, the United States of America.

      "HAZARDOUS SUBSTANCES" shall mean "hazardous substances" as defined in CERCLA.

      "IMPOSITIONS" means all taxes and assessments, general and special, which may be lawfully taxed, charged, levied, assessed or imposed upon or against or payable for or in respect of the Project or any part thereof or the Tenant's interest therein, including any new lawful taxes and assessments not of the kind enumerated above to the extent that the same are lawfully made, levied or assessed in lieu of or in addition to taxes or assessments now customarily levied against real or personal property, and further including all water and sewer charges, assessments and other governmental charges and impositions whatsoever, foreseen or unforeseen.

      "IMPROVEMENTS" means the buildings, structures, facilities, additions, improvements, machinery, equipment and other property described in paragraph (b) of SCHEDULE I attached hereto and made a part hereof.

      "INDENTURE" means this Trust Indenture by and between the Issuer and the Trustee, as from time to time amended and supplemented by Supplemental Indentures in accordance with the provisions of ARTICLE XI of this Indenture.

      "INTEREST PAYMENT DATE" means (a) with respect to the Series 2001 Bonds, April 1 and October 1 of each year, commencing October 1, 2001, and terminating when the principal of, premium if any, and interest on the Series 2001 Bonds have been fully paid, and (b) with respect to any Additional Bonds, the dates specified as interest payments dates in the Supplemental Indenture relating thereto.

      "INVESTMENT SECURITIES" means any of the following securities, to the extent the same are at the time permitted for investment of funds held by the Trustee pursuant to this Indenture:

            (a) cash (insured at all times by the Federal Deposit Insurance Corporation or otherwise collateralized with obligations described in paragraph (b) below);

            (b) direct obligations of (including obligations issued or held in book entry form on the books of) the Department of the Treasury of the United States of America;

            (c) obligations of any of the following federal agencies, which obligations represent the full faith and credit of the United States of
      America:

            -     Export-Import Bank
            -     Farm Credit System Financial Assistance Corporation
            - Rural Economic Community Development Administration (formerly the Farmers Home Administration)
            -     General Services Administration
            -     U.S. Maritime Administration
            -     Small Business Administration
            -     Government National Mortgage Association (GNMA)
            -     U.S. Department of Housing & Urban Development (PHA's)
            -     Federal Housing Administration
            -     Federal Financing Bank;

            (d) direct obligations of any of the following federal agencies, which obligations are not fully guaranteed by the full faith and credit of the United States of America:

            - Senior debt obligations rated "Aaa" by Moody's and "AAA" by S&P issued by the Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC)
            -     Obligations of the Resolution Funding Corporation (REFCORP)
            -     Senior debt obligations of the Federal Home Loan Bank System

            (e) U.S. dollar denominated deposit accounts, federal funds and bankers' acceptances with domestic commercial banks (including the Trustee and its affiliates) which have a rating on their short term certificates of deposit on the date of purchase of "A-1" or "A-1+" by S&P and "P-l" by Moody's and maturing no more than 360 days after the date of purchase (provided that ratings on holding companies are not considered to be ratings on the subsidiary banks);

            (f) commercial paper which is rated at the time of purchase in the single highest classification by S&P (presently "A-1+") and by Moody's (presently "P-l") and which matures not more than 270 days after the date of purchase;

            (g) investments in a money market fund rated "AAAm" or "AAAm-G" or better by S & P;

            (h) "pre-refunded municipal obligations," which is defined as any bonds or other obligations of any state of the United States of America or of any agency, instrumentality or local governmental unit of any such state which are not callable at the option of the obligor prior to maturity or as to which irrevocable instructions have been given by the obligor to call on the date specified in the notice; and

                  (i) which are rated based on an irrevocable  escrow account or fund (the "escrow"), in the highest rating category of S&P and Moody's or any successors thereto; or

                  (ii) (A) which are fully secured as to principal,  premium, if any, and interest by an escrow consisting only of cash or obligations described in paragraphs (a) and (b) above, which escrow may be applied only to the payment of such principal of and interest and redemption premium, if any, on such bonds or other obligations on the maturity date or dates thereof or the specified redemption date or dates pursuant to such irrevocable instructions, as appropriate, and (B) which escrow is sufficient, as verified by a nationally recognized independent certified public accountant, to pay principal of and interest and premium, if any, on the bonds or other obligations described in this paragraph on the maturity date or dates specified in the irrevocable instructions referred to above, as appropriate;

            (i) general obligations of any state with a rating of at least "A2/A" or higher by both Moody's and S&P; or

            (j) investment agreements constituting an obligation of a bank, bank holding company, savings and loan association, trust company, insurance company or other financial institution whose outstanding unsecured short-term debt is rated at the time of such agreement in the highest rating category by a nationally recognized rating agency or whose outstanding unsecured long-term debt is rated at the time of such agreement in either of the two highest rating categories by a nationally recognized rating agency.

      "ISSUER" means the Unified Government of Wyandotte County/Kansas City, Kansas, a municipal corporation and political subdivision organized and existing under the laws of the State, and its successors and assigns.

      "LAND" means the real property on which the Project is located, as more specifically described in paragraph (a) of SCHEDULE I attached hereto and made a part hereof and paragraph (a) of SCHEDULE I of the Lease.

      "LAND CLOSING DATE" has the meaning set forth in SECTION 14.1 of the Lease.

      "LEASE" means the Lease dated as of the date of this Indenture between the Issuer and the Tenant, as from time to time amended and supplemented in accordance with the provisions thereof and of ARTICLE XII of this Indenture.

      "LEASE EVENT OF DEFAULT" under the Lease means any one of the following events:

            (a) failure of the Tenant to make any payment of Basic Rent when due or within five (5) days thereafter and in the amounts required hereunder;

            (b) failure of the Tenant to make any payment of Additional Rent at the times and in the amounts required hereunder, or failure by the Tenant to observe or perform any other covenant, agreement, obligation or provision of the Lease, if the same is not remedied within thirty (30) days after the Issuer or the Trustee has given the Tenant written notice specifying such failure (or such longer period as shall be reasonably required to correct such default; provided that (i) the Tenant has commenced such correction within said 30-day period, and (ii) the Tenant diligently prosecutes such correction to completion);

            (c) an Event of Bankruptcy; or

            (d) the Tenant abandons the Project.

      "MOODY'S" means Moody's Investors Service, a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Issuer by notice to the Trustee.

      "NET PROCEEDS" means, when used with respect to any insurance or condemnation award with respect to the Project, the proceeds from the insurance or condemnation award remaining after the payment of all expenses (including attorneys' fees and any extraordinary expenses of the Trustee) incurred in the collection of such proceeds.

      "NOTICE ADDRESS" means:

      (a) with respect to the Issuer:

                      Unified Government of Wyandotte County/Kansas City, Kansas 701 N. 7th Street
                      9th Floor
                      Kansas City, KS 66101
                      Attention:  County Administrator

      (b) with respect to the Trustee:

                      Security Bank of Kansas City
                      One Security Plaza
                      701 Minnesota, 2nd Floor
                      Kansas City, Kansas 66101-2703
                      Attention:  Corporate Trust Department

      (c) with respect to the Tenant:

                      Kansas EPA Laboratory, LLC
                      3100 Broadway, Suite 1102
                      Kansas City, Missouri 64111
                      Attention:  Member

      (d) with respect to the Subtenant:

                      General Services Administration
                      P.O. Box 17181
                      Ft. Worth,  Texas 76102-0181
                      Attention:  Finance Division (7BCPL)

          With a copy to:

                      Contracting Officer
                      GSA Property Acquisition and Realty Services (6PEEM) 1500 E. Bannister Road
                      Kansas City, Missouri 64131-3088
                      Attention:  Madelynn C. Garffie

      (e) with respect to the Owners:

                      The addresses of the Owners shown on the Bond Register.

      "OUTSTANDING"   means,  as  of  a  particular   date,  all  Bonds  issued,
authenticated and delivered under this Indenture, except:

            (a) Bonds cancelled by the Trustee or delivered to the Trustee for cancellation pursuant to this Indenture;

            (b) Bonds for which moneys or investments have been deposited in trust with the Trustee for payment or redemption in accordance with the provisions of the Indenture; and

            (c) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture.

      "OWNER" means the registered owner of any fully registered Bond.

      "PARTICIPANTS" means those financial institutions from whom the Securities Depository effects book-entry transfers and pledges of Bonds deposited with the Securities Depository, as such listing exists at the time of such reference.

      "PAYING AGENT" means the Trustee and any other commercial bank or trust institution organized under the laws of any state of the United States of America or any national banking association designated pursuant to this Indenture or any Supplemental Indenture as paying agent for any series of Bonds for the principal of, premium, if any, and interest on such Bonds.

      "PAYMENT DATE" means any date on which the principal of or interest on any Bonds is payable.

      "PERMITTED ENCUMBRANCES" means any mortgages, liens or other encumbrances specifically described in SCHEDULE II hereto, easements and rights of way of record at the time of conveyance of the Land to the Issuer, and any other title exceptions not affecting marketability or the usefulness of the Project for the Tenant's purposes.

      "PLANS AND SPECIFICATIONS" means the plans and specifications prepared with respect to the Project, as amended by the Tenant from time to time prior to the Completion Date, the same being duly certified by the Authorized Tenant Representative, which plans and specifications have been approved by the Project Consultant and are on file at the principal office of the Tenant in Kansas City, Missouri, and shall be available for reasonable inspection by the Issuer, the Trustee and their duly appointed representatives.

      "PRINCIPAL PAYMENT DATE" means (a) with respect to the Series 2001 Bonds, October 1 of each year, commencing October 1, 2003, during which the principal of and premium, if any, on the Series 2001 Bonds remains Outstanding and unpaid, and (b) with respect to any Additional Bonds, the dates specified as the principal payment dates in the Supplemental Indenture relating thereto.

      "PROJECT" means the Land and the Improvements, including an approximately 70,000 square foot office building located at the corner of Minnesota and 3rd Street in Kansas City, Kansas.

      "PROJECT ADDITIONS" means any Improvements acquired, constructed or installed from proceeds of any series of Additional Bonds authorized and issued pursuant to this Indenture, and any alterations or additions made to the Project to the extent provided in ARTICLE XI of the Lease.

      "PROJECT CLOSING DATE" has the meaning set forth in SECTION 13.1 of the Lease.

      "PROJECT CONSULTANT" means the consultant appointed for the Project by the Tenant and approved by the Issuer and the Trustee, which shall be an architect, engineer or firm of architects or engineers who is not a full-time employee of the Tenant or the Issuer.

      "PROJECT CONTRACTS" has the meaning set forth in SECTION 4.4 of the Lease.

      "PROJECT COSTS" means those costs incurred in connection with the Project, including:

            (a) all costs and expenses necessary or incident to the acquisition of any Improvements that are acquired, constructed or in progress at the date of the original issuance and delivery of the Series 2001 Bonds;

            (b) fees and expenses of architects, appraisers, surveyors and engineers for estimates, surveys, soil borings and soil tests and other preliminary investigations and items necessary to the commencement of construction, preparation of plans, drawings and specifications and supervision of construction, as well as for the performance of all other duties of architects, appraisers, surveyors and engineers in relation to the construction, furnishing and equipping of the Project or the issuance of the Bonds;

            (c) all costs and expenses of acquiring, constructing or installing any Improvements that are acquired, constructed or installed after the date of the original issuance and delivery of the Series 2001 Bonds;

            (d) the cost of the title insurance policies and the cost of any insurance and performance and payment bonds maintained during the Construction Period with respect to the Project in accordance with ARTICLE VI of the Lease;

            (e) interest accruing on the Bonds prior to the Completion Date, if and to the extent proceeds of the Bonds set aside and deposited to the credit of the Capitalized Interest Fund or any accounts contained therein pursuant to SECTION 603 of this Indenture are insufficient for payment of such interest;

            (f) Costs of Issuance; and

            (g) all other items of expense as may be  necessary  or incident to:
      (i) the authorization, issuance and sale of the Bonds; (ii) the acquisition, construction, equipping and furnishing of the Project; and
      (iii) the financing thereof.

      "PROJECT FUND" has the meaning set forth in SECTION 501 of this Indenture.

      "PROJECT  OPERATION  AND  MAINTENANCE  FUND" has the  meaning set forth in
SECTION 601 of this Indenture.

      "PROJECT OPERATION AND MAINTENANCE FUND REQUIREMENT" means $100,000.

      "PROJECT REPLACEMENT FUND" has the meaning set forth in SECTION 601 of this Indenture.

      "RECORD DATE" means the 15th day of the month immediately preceding each Payment Date, or if such date is not a Business Day, the Business Day immediately preceding such Payment Date.

      "RENTAL PAYMENTS" means the aggregate of the Basic Rent (as defined in the Lease) and Additional Rent (as defined in the Lease) payments provided for pursuant to ARTICLE V of the Lease.

      "REPLACEMENT BONDS" means Bonds issued to the beneficial owners of the Bonds in accordance with SECTION 213(B) of this Indenture.

      "REVENUE FUND" has the meaning set forth in SECTION 601 of this Indenture.

      "S&P" means Standard & Poor's Ratings Services, A Division of The McGraw-Hill Companies, a corporation organized and existing under the laws of the State of New York, and its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, S&P shall be deemed to refer to any other nationally recognized securities rating agency designated by the Issuer by notice to the Trustee.

      "SECURITIES DEPOSITORY" means The Depository Trust Company, New York, New York, and its successors and assigns.

      "SERIES   2001  BONDS"   means  the  Unified   Government   of   Wyandotte
County/Kansas City, Kansas Taxable Industrial Revenue Bonds (EPA Laboratory Project), Series 2001, dated the date of original issuance and delivery thereof, in the aggregate principal amount of $22,075,000.

      "SERIES  2001  CAPITALIZED   INTEREST   ACCOUNT"  means  the  Series  2001
Capitalized Interest Account created within the Capitalized Interest Fund pursuant to SECTION 601 of this Indenture.

      "SERIES 2001 DEBT SERVICE ACCOUNT" means the Series 2001 Debt Service Account created within the Debt Service Fund pursuant to SECTION 601 of this Indenture.

      "SERIES 2001 PROJECT ACCOUNT" means the Series 2001 Project Account created within the Project Fund pursuant to SECTION 501 of this Indenture.

      "SERIES 2001 PLACEMENT AGENT" means U.S. Bancorp Piper Jaffray, Inc.

      "STATE" means the State of Kansas.

      "SUBLEASE" means the US Government Lease for Real Property, Lease No. GS-06P-00027, executed on December 8, 2000, as supplemented by Supplemental Lease Agreement No. 1 executed on December 8, 2000 and any further supplements and amendments thereto, whereby the Tenant subleases the Project to the Subtenant.

      "SUBTENANT" means the United States of America acting by and through the General Services Administration for the benefit of the Environmental Protection Agency, and its successors and assigns.

      "SUPPLEMENTAL INDENTURE" means any indenture supplemental or amendatory to this Indenture entered into by the Issuer and the Trustee pursuant to ARTICLE XI of this Indenture.

      "TAX AND INSURANCE FUND" has the meaning set forth in SECTION 601 of this Indenture.

      "TENANT" means Kansas EPA Laboratory, LLC, a Missouri limited liability company, and its successors and assigns.

      "TERM" means, collectively, the Basic Term and the Additional Term.

      "TRUST ESTATE" has the meaning set forth in the Granting Clauses of this Indenture.

      "TRUSTEE" means Security Bank of Kansas City, in the City of Kansas City, Kansas, in its capacity as bond registrar and trustee and its successor or successors and any other corporation or association which at the time may be substituted in its place pursuant to and at the time serving as Trustee under this Indenture.

      "VALUE" means:

            (a) as to investments for which the bid and asked prices are published on a regular basis in The Wall Street Journal (or, if not in The Wall Street Journal, then in The New York Times), the average of the most recently published bid and asked prices for such investments at the time of determination;

            (b) as to investments the bid and asked prices of which are not published on a regular basis in The Wall Street Journal or The New York Times, the average bid price at the time of determination for such investments by any two nationally recognized government securities dealers (selected by the Trustee in its absolute discretion) making a market in such investments at the time or the bid price published by a nationally recognized pricing service;

            (c) as to certificates of deposit and bankers acceptances, the face amount thereof, plus accrued interest; and

            (d) as to any investment not specified above, the value thereof established by prior agreement between the Issuer and the Trustee.

      SECTION 102 RULES OF INTERPRETATION.

            (a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall indicate otherwise, the words importing the singular number shall include the plural and vice versa, and words importing persons shall include firms, associations and corporations, including public bodies, as well as natural persons.

            (b) Wherever in this Indenture it is provided that either party shall or will make any payment or perform or refrain from performing any act or obligation, each such provision shall, even though not so expressed, be construed as an express covenant to make such payment or to perform, or not to perform, as the case may be, such act or obligation.

            (c) All references in this instrument to designated "Articles," "Sections" and other subdivisions are, unless otherwise specified, to the designated Articles, Sections and subdivisions of this instrument as originally executed. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision.

            (d) The Table of Contents and the Article and Section headings of this Indenture shall not be treated as a part of this Indenture or as affecting the true meaning of the provisions hereof.

                                   ARTICLE II

                                    THE BONDS

      SECTION 201. TITLE AND AMOUNT OF BONDS. No Bonds may be issued under this Indenture except in accordance with the provisions of this Article. The Bonds authorized to be issued under this Indenture shall be issued in one or more separate series, the first series of which shall be designated as "Unified Government of Wyandotte County/Kansas City, Kansas Taxable Industrial Revenue Bonds (EPA Laboratory Project), Series 2001," and any subsequent series of which may contain such other appropriate particular designation added to or incorporated in such title as the Issuer may determine. The total principal amount of Bonds that may be issued hereunder is hereby expressly limited to the $22,075,000 principal amount of Series 2001 Bonds and the permitted principal amount of any Additional Bonds issued hereunder as set forth in the Supplemental Indenture related thereto.

      SECTION 202. LIMITED NATURE OF OBLIGATIONS.

      (a) The Bonds and the interest thereon shall be limited obligations of the Issuer payable solely and only from the Trust Estate, and are secured by a pledge and assignment of the Trust Estate to the Trustee in favor of the Owners, as provided in this Indenture. The Bonds and the interest thereon shall not be a debt or general obligation of the Issuer or the State, or any municipal corporation or political subdivision thereof, and neither the Bonds, the interest thereon, nor any judgment thereon or with respect thereto, are payable in any manner from tax revenues of any kind or character. The Bonds shall not constitute an indebtedness or a pledge of the faith and credit of the Issuer, the State or any municipal corporation or political subdivision thereof, within the meaning of any constitutional or statutory limitation or restriction.

      (b) No provision, covenant or agreement contained in this Indenture or the Bonds, or any obligation herein or therein imposed upon the Issuer, or the breach thereof, shall constitute or give rise to or impose upon the Issuer a pecuniary liability or a charge upon its general credit or powers of taxation. In making the agreements, provisions and covenants set forth in this Indenture, the Issuer has not obligated itself except with respect to the Project and the application of the payments, revenues and receipts therefrom as hereinabove provided. Neither the officers of the Issuer nor any person executing the Bonds shall be liable personally on the Bonds by reason of the issuance thereof.

      SECTION 203. DENOMINATION, NUMBERING AND DATING OF BONDS.

      (a) The Bonds shall be issuable in the form of fully registered Bonds in the denomination of $100,000 or any integral multiple of $5,000 in excess thereof not exceeding the principal amount of the Bonds maturing on any Principal Payment Date. The Bonds shall be substantially in the forms set forth in ARTICLE IV of this Indenture. The Bonds of each series of Bonds shall be numbered in such manner as the Trustee shall determine.

      (b) The Bonds of each series of Bonds shall be dated as provided in this Indenture or the Supplemental Indenture authorizing the issuance of such series of Bonds. The Bonds shall bear interest from their effective date of registration. The effective date of registration shall be set forth on each such Bond, such effective date of registration to be as of the Interest Payment Date next preceding the date of authentication thereof by the Trustee, unless such date of authentication shall be an Interest Payment Date, in which case the effective date of registration shall be as of such date of authentication, or unless the date of authentication shall be prior to the first Interest Payment Date for such series of Bonds, in which case the effective date of registration shall be either the dated date of such series of Bonds or the date such series of Bonds is issued and delivered, as provided in SECTION 208(D) of this Indenture or the Supplemental Indenture authorizing such series of Bonds; provided, however, that if payment of the interest on any Bonds of any series shall be in default at the time of authentication of any fully registered Bonds issued in lieu of Bonds surrendered for transfer or exchange, the effective date of registration shall be as of the date to which interest has been paid in full on the Bonds surrendered.

      SECTION 204. METHOD AND PLACE OF PAYMENT OF BONDS. Payment of the principal and premium, if any, on the Bonds shall be made (a) by check or draft upon the presentation and surrender of such Bonds as the same respectively become due and payable at the principal office of any Paying Agent named in the Bonds or (b) upon written request to the Trustee of any Owner owning Bonds in an aggregate principal amount of at least $500,000, by electronic transfer to a bank for credit to the account number filed with the Trustee no later than the Business Day immediately preceding the applicable Record Date (which request shall be signed by the Owner and shall include the name of the bank, its address, its ABA routing number and the name, phone number and contact name related to the Owner's account at such bank to which the payment is to be credited). Payment of the interest on each Bond shall be made by the Trustee on each Interest Payment Date to the person appearing as the Owner thereof on the Bond Register by check or draft mailed to such Owner at his address as it appears on such Bond Register as of the applicable Record Date.

      SECTION 205. EXECUTION AND AUTHENTICATION OF BONDS.

      (a) The Bonds shall be executed on behalf of the Issuer by the manual or facsimile signature of its Mayor/CEO and attested by the manual or facsimile signature of its Unified Clerk, and shall have the corporate seal of the Issuer affixed thereto or imprinted thereon. In case any officer whose signature or facsimile thereof appears on any Bonds shall cease to be such officer before the delivery of such Bonds, such signature or facsimile thereof shall nevertheless be valid and sufficient for all purposes, the same as if such person had remained in office until delivery. Any Bond may be signed by such persons as shall be the proper officers to sign such Bond at the actual time of the execution of such Bond although on the date of such Bond such persons may not have been such officers.

      (b) The Bonds shall have endorsed thereon a Certificate of Authentication substantially in the form set forth in ARTICLE IV hereof, which shall be manually executed by the Trustee. No Bond shall be entitled to any security or benefit under this Indenture or shall be valid or obligatory for any purpose unless and until such Certificate of Authentication shall have been duly executed by the Trustee. Such executed Certificate of Authentication upon any Bond shall be conclusive evidence that such Bond has been duly authenticated and delivered under this Indenture. The Certificate of Authentication on any Bond shall be deemed to have been duly executed if signed by any authorized officer or employee of the Trustee, but it shall not be necessary that the same officer or employee sign the Certificate of Authentication on all of the Bonds that may be issued hereunder at any one time.

      SECTION 206. REGISTRATION, TRANSFER AND EXCHANGE OF BONDS.

      (a) The Trustee shall keep books for the registration and transfer of Bonds as provided in this Indenture.

      (b) Any Bond may be transferred or exchanged only upon the books maintained by Trustee for the registration and transfer of Bonds upon surrender thereof to the Trustee duly endorsed for transfer or accompanied by an assignment duly executed by the Owner or his attorney or legal representative in such form as shall be satisfactory to the Trustee. Upon any such transfer or exchange, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange for such Bond a new fully registered Bond or Bonds, registered in the name of the transferee, of any denomination or denominations authorized by this Indenture in an aggregate principal amount equal to the principal amount of such Bond, of the same series and maturity and bearing interest at the same rate.

      (c) The Bonds and any interest in the Bonds shall be transferable only to a "qualified institutional buyer" as defined in Rule 144A promulgated by the SEC.

      (d) In all cases in which Bonds shall be exchanged or transferred hereunder, the Issuer shall execute and the Trustee shall authenticate and deliver at the earliest practicable time new Bonds in accordance with the provisions of this Indenture. All Bonds surrendered in any such exchange or transfer shall forthwith be cancelled by the Trustee. The Trustee may make a charge for every such exchange or transfer of Bonds sufficient to reimburse it for any tax, fee or other governmental charge required to be paid with respect to such exchange or transfer, and such charge shall be paid by the Owner before a new Bond shall be delivered. The fees and charges of the Trustee for making any transfer or exchange hereunder and the expense of any bond printing necessary to effect such transfer or exchange shall be paid by the Tenant as Additional Rent (as defined in the Lease). In the event any Owner fails to provide a correct taxpayer identification number to the Trustee, the Trustee may make a charge against such Owner sufficient to pay any governmental charge required to paid as a result of such failure. In compliance with Section 3406 of the Code, such amount may be deducted by the Trustee from amounts otherwise payable to such Owner hereunder or under the Bonds. Neither the Issuer nor the Trustee shall be required to make any exchange or transfer of Bonds (i) on or after a Record Date and preceding the Payment Date immediately subsequent to such Record Date or (ii) in the case of any proposed redemption of Bonds, during the 15 days immediately preceding the selection of Bonds for such redemption or after such Bonds or any portion thereof has been selected for redemption.

      SECTION 207. PERSONS DEEMED OWNERS OF BONDS. The person in whose name any Bond shall be registered as shown on the registration books required to be maintained by the Trustee by this Section shall be deemed and regarded as the absolute owner thereof for all purposes. Payment of, or on account of the principal of and premium, if any, and, interest on any such Bond shall be made only to or upon the order of the Owner thereof or his legal representative. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond, including the interest thereon, to the extent of the sum or sums so paid.

      SECTION 208. AUTHORIZATION OF SERIES 2001 BONDS.

      (a) There shall be initially issued and secured pursuant to this Indenture a series of Bonds in the aggregate principal amount of $22,075,000 for the purpose of providing funds to pay Costs of Issuance and Project Costs, which Bonds shall be designated as provided in SECTION 201 hereof.

      The Series 2001 Bonds shall be dated February 1, 2001, shall become due (subject to prior redemption as hereinafter provided in ARTICLE III) and shall bear interest from the dated date or the Interest Payment Date to which interest has been paid at the rates as follows:

                                   TERM BONDS

               $680,000 6.750% TERM BONDS MATURING OCTOBER 1, 2005

              $1,720,000 7.000% TERM BONDS MATURING OCTOBER 1, 2009

              $6,690,000 7.410% TERM BONDS MATURING OCTOBER 1, 2016

             $12,985,000 7.650% TERM BONDS MATURING OCTOBER 1, 2022

      (b) Interest on the Series 2001 Bonds shall be payable to the Owners thereof in accordance with the provisions of SECTION 204 hereof.

      (c) The Trustee is hereby designated as the Issuer's Paying Agent for the payment of the principal of, premium, if any, and interest on the Series 2001 Bonds.

      (d) Upon the original issuance and delivery of the Series 2001 Bonds, the effective date of registration of the Series 2001 Bonds shall be February 1, 2001.

      (e) The Series 2001 Bonds shall be substantially in the form and manner set forth in ARTICLE IV hereof and delivered to the Trustee for authentication, but prior to or simultaneously with the authentication and delivery of the Series 2001 Bonds by the Trustee, there shall be filed with the Trustee the following:

            (i) an original or certified copy of the Ordinance adopted by Issuer's governing body authorizing the issuance of the Bonds and the execution of this Indenture and the Lease;

            (ii) an original executed counterpart of this Indenture;

            (iii) an original executed counterpart of the Lease;

            (iv) an original executed counterpart of the Sublease;

            (v) an opinion or opinions of Bond Counsel to the effect that the Series 2001 Bonds constitute valid and legally binding obligations of the Issuer and that the interest on the Bonds is exempt from Kansas income taxation, subject to such limitations and restrictions as shall be described therein;

            (vi) a request and authorization to the Trustee on behalf of the Issuer to authenticate the Bonds and to deliver the Bonds to the Series 2001 Placement Agent upon payment to the Trustee, for the account of the Issuer, of the purchase price thereof (and the Trustee shall be entitled to conclusively rely upon such request and authorization as to the amount of such purchase price); and

            (vii) such other certificates, statements, receipts and documents as the Trustee or Bond Counsel shall reasonably require for the delivery of the Series 2001 Bonds.

      (f) When the documents specified in subsection (e) of this Section shall have been filed with the Trustee, and when the Series 2001 Bonds shall have been executed and authenticated as required by this Indenture, the Trustee shall deliver the Series 2001 Bonds to or upon the order of the Series 2001 Placement Agent, but only upon payment to the Trustee of the purchase price of the Series 2001 Bonds. The proceeds of the sale of the Series 2001 Bonds, including accrued interest and premium thereon, if any, shall be immediately paid over to the Trustee, and the Trustee shall deposit and apply such proceeds as provided in
ARTICLE V hereof.

      SECTION 209. AUTHORIZATION OF ADDITIONAL BONDS.

      (a) Additional Bonds may be issued under and equally and ratably secured by this Indenture on a parity with the Series 2001 Bonds and any other Additional Bonds Outstanding at any time and from time to time, upon compliance with the conditions hereinafter provided in this Section, for any of the following purposes:

            (i) to provide funds to pay the costs of completing the construction of the Project, the total of such costs to be evidenced by a certificate signed by the Authorized Tenant Representative and the Project Consultant;

            (ii) to provide funds to pay all or any part of the costs of purchase, construction or installation of Project Additions as the Tenant may deem necessary or desirable, provided that such Project Additions shall not impair the nature of the Project as a "facility" within the meaning and purposes of the Act; or

            (iii) to provide funds for refunding all or any part of the Bonds of any series then Outstanding, including the payment of any premium thereon and interest to accrue to the designated redemption date and any expenses in connection with such refunding.

      (b) Before any Additional Bonds shall be issued under the provisions of this Section, (i) Moody's shall reaffirm the then current rating of the Series 2001 Bonds and shall issue an equivalent rating for the Additional Bonds; provided, however, such rating shall not be required if the purpose of the issuance of the Additional Bonds is to provide funds for refunding all of the Bonds of any series then Outstanding, and (ii) the Issuer's governing body shall adopt an Ordinance (A) authorizing the issuance of such Additional Bonds, fixing the amount and terms thereof and describing the purpose or purposes for which such Additional Bonds are being issued or describing the Bonds to be refunded,
(B) authorizing the Issuer to enter into a Supplemental Indenture for the purpose of providing for the issuance of and securing such Additional Bonds and,
(C) if required, authorizing the Issuer to enter into a supplemental lease with the Tenant to provide for rental payments at least sufficient to pay the principal of, premium, if any, and interest on the Bonds then to be Outstanding (including the Additional Bonds to be issued) as the same become due for completing the Project, for the purchase, construction and installation of the Project Additions, and for such other matters as are appropriate because of the issuance of the Additional Bonds proposed to be issued so long as such matters, in the judgment of the Issuer, are not to the prejudice of the Issuer or the Owners. If required by the Series 2001 Placement Agent and the Owners of not less than a majority in aggregate principal amount of Bonds then Outstanding, the Supplemental Indenture providing for the issuance of and securing such Additional Bonds shall require the establishment of an additional reserve fund to be fully funded at the time of issuance of the Additional Bonds in an amount not to exceed the least of (1) 10% of the stated principal amount of the Additional Bonds (or the offering price thereof if the aggregate initial offering price of the Additional Bonds to the public is less than 98% or more than 102% of par in lieu of the stated principal amount), (2) the maximum annual principal and interest requirements on the Additional Bonds (determined as of the issue date), or (3) 125% of the average annual principal and interest requirements on the Additional Bonds (determined as of the issue date of the Additional Bonds).

      (c) Such Additional Bonds shall have the same designation as the Series 2001 Bonds, except for an identifying series letter or date and the addition of the word "Refunding" when applicable, shall be dated, shall be stated to mature on Payment Dates in a specified year or years, shall bear interest at a specified rate or rates not exceeding the maximum rate then permitted by law, and shall be redeemable at specified times and prices (subject to the provisions of ARTICLE III of this Indenture), all as may be provided by the Supplemental Indenture authorizing the issuance of such Additional Bonds. Except as to any difference in the date, the maturity or maturities, the rate or rates of interest or the provisions for redemption, such Additional Bonds shall be on a parity with and shall be entitled to the same benefit and security of this Indenture as the Series 2001 Bonds and any other Additional Bonds Outstanding at the time of the issuance of such Additional Bonds.

      (d) Such Additional Bonds shall be substantially in the form and executed in the manner set forth in this Article and ARTICLE IV hereof and shall be deposited with the Trustee for authentication, but prior to or simultaneously with the authentication and delivery of such Additional Bonds by the Trustee, there shall be filed with the Trustee the following:

            (i) an original or certified copy of the Ordinance adopted by Issuer's governing body authorizing the issuance of such Additional Bonds and the execution of such Supplemental Indenture and the appropriate amendments or supplements to the Lease;

            (ii) an original executed counterpart of the Supplemental Indenture providing for the issuance of the Additional Bonds;

            (iii)  an  original   executed   counterpart  of  the  amendment  or
      supplement to the Lease, if required;

            (iv) an original executed counterpart of the amendment or supplement to the Sublease, if required;

            (v) an opinion of Bond Counsel to the effect that the issuance of such Additional Bonds are permitted under the Indenture and that the Additional Bonds constitute valid and legally binding obligations of the Issuer;

            (vi) a request and authorization to the Trustee on behalf of the Issuer to authenticate the Additional Bonds and to deliver such Additional Bonds to the purchasers therein identified upon payment to the Trustee, for account of the Issuer, of the purchase price thereof (and the Trustee shall be entitled to conclusively rely upon such request and authorization as to the names of the purchasers and the amount of such purchase price);

            (vii)  in the  case of  Additional  Bonds  being  issued  to  refund
      Outstanding Bonds, such additional documents as shall be reasonably required by the Trustee to establish that provision has been duly made for the payment of all of the Bonds to be refunded in accordance with the provisions of ARTICLE XIII of this Indenture;

            (viii) deposit of the amount of funds, if any, required by subsection (b) of this Section in a reserve fund for such Additional Bonds;

            (ix) such other certificates, statements, receipts and documents as the Trustee or Bond Counsel shall reasonably require for the delivery of such Additional Bonds; and

            (x) delivery of rating letters from Moody's confirming the rating on the Series 2001 Bonds and issuing an equivalent rating for the Additional Bonds.

      (e) When the documents listed in subsection (d) of this Section shall have been filed with the Trustee with respect to an issuance of Additional Bonds, and when such Additional Bonds shall have been executed and authenticated as required by this Indenture, the Trustee shall deliver such Additional Bonds to or upon the order of the original purchasers thereof, but only upon payment to the Trustee of the purchase price of such Additional Bonds. The proceeds of the sale of such Additional Bonds (except Additional Bonds issued to refund Outstanding Bonds), including accrued interest and premium thereon, if any, shall be immediately paid over to the Trustee and shall be deposited and applied by the Trustee as provided in ARTICLE V hereof and in the Supplemental Indenture authorizing the issuance of such Additional Bonds. The proceeds (excluding accrued interest and premium, if any, which shall be deposited in the applicable account within the Debt Service Fund) of all Additional Bonds issued to refund Outstanding Bonds shall be deposited by the Trustee, after payment or making provision for payment of all expenses incident to such financing, to the credit of a special trust fund, appropriately designated, to be held in trust for the sole and exclusive purpose of paying the principal of, premium, if any, and interest on the Bonds to be refunded, as provided in SECTION 1302 hereof and in the Supplemental Indenture authorizing the issuance of such refunding Bonds.

      (f) Except as provided in this Section, the Issuer will not otherwise issue any obligations ratably secured and on a parity with the Series 2001 Bonds, but the Issuer may issue other obligations specifically subordinate and junior to the Series 2001 Bonds with the express written consent of the Owners of not less than a majority in aggregate principal amount of Bonds then Outstanding.

      SECTION 210. TEMPORARY BONDS.

      (a) Until definitive Bonds of any series are available for delivery, the Issuer may execute, and upon request of the Issuer the Trustee shall authenticate and deliver, in lieu of definitive Bonds, but subject to the same limitations and conditions as definitive Bonds, temporary printed, engraved, lithographed or typewritten Bonds, in the form of fully registered Bonds in denominations of $5,000 or any integral multiple thereof, substantially of the tenor hereinabove set forth and with such appropriate omissions, insertions and variations as may be required with respect to such temporary Bonds.

      (b) If temporary Bonds shall be issued, the Issuer shall cause the definitive Bonds to be prepared and to be executed and delivered to the Trustee, and the Trustee, upon presentation to it at its principal office of any temporary Bond shall cancel the same and authenticate and deliver in exchange therefor, without charge to the Owner thereof, a definitive Bond or Bonds of an equal aggregate principal amount, of the same series and maturity and bearing interest at the same rate as the temporary Bond surrendered. Until so exchanged the temporary Bonds shall in all respects be entitled to the same benefit and security of this Indenture as the definitive Bonds to be issued and authenticated hereunder.

      SECTION 211. MUTILATED, LOST, STOLEN OR DESTROYED BONDS. In the event any Bond shall become mutilated, or be lost, stolen or destroyed, the Issuer shall execute and the Trustee shall authenticate and deliver a new Bond of like series, date and tenor as the Bond mutilated, lost, stolen or destroyed; provided, however, that in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Issuer and the Trustee evidence of such loss, theft or destruction satisfactory to the Issuer and the Trustee, together with indemnity satisfactory to them. In the event any such Bond shall have matured, instead of issuing a substitute Bond the Issuer may pay or authorize the payment of the same without surrender thereof. Upon the issuance of any substitute Bond, the Issuer and the Trustee may require the payment of an amount sufficient to reimburse the Issuer and the Trustee for any tax or other governmental charge that may be imposed in relation thereto and any other reasonable fees and expenses incurred in connection therewith.

      SECTION 212. CANCELLATION AND DESTRUCTION OF BONDS UPON PAYMENT.

      (a) All Bonds which have been paid or redeemed or which the Trustee has purchased or which have otherwise been surrendered to the Trustee under this Indenture, either at or before maturity, shall be cancelled by the Trustee immediately upon the payment, redemption or purchase of such Bonds and the surrender thereof to the Trustee.

      (b) All Bonds cancelled under any of the provisions of this Indenture shall be delivered by the Trustee to the Issuer, or, upon request of the Issuer, shall be destroyed by the Trustee. The Trustee shall execute a certificate in triplicate describing the Bonds so delivered or destroyed, and shall file executed counterparts of such certificate with the Issuer and the Tenant.

      SECTION 213. BOOK-ENTRY; SECURITIES DEPOSITORY.

      (a) The Bonds shall initially be registered to Cede & Co., the nominee for the Securities Depository, and no beneficial owner will receive certificates representing their respective interests in the Bonds, except in the event the Trustee issues Replacement Bonds as provided in subsection (b). It is anticipated that during the term of the Bonds, the Securities Depository will make book-entry transfers among its Participants and receive and transmit payment of principal of, premium, if any, and interest on, the Bonds to the Participants until and unless the Trustee authenticates and delivers Replacement Bonds to the beneficial owners as described in subsection (b).

(b) (i) If the Issuer determines that (A) the Securities Depository is unable to properly discharge its responsibilities, (B) the Securities Depository is no longer qualified to act as a securities depository and registered clearing agency under the Securities Exchange Act of 1934, as amended, or (C) the continuation of a book-entry system to the exclusion of any Bonds being issued to any Owner other than Cede & Co. is no longer in the best interests of the beneficial owners of the Bonds, or (ii) if the Trustee receives written notice from Participants having interests in not less than 50% of the Bonds Outstanding, as shown on the records of the Securities Depository (and certified to such effect by the Securities Depository), that the continuation of a book-entry system to the exclusion of any Bonds being issued to any Owner other than Cede & Co. is no longer in the best interests of the beneficial owners of the Bonds, then the Trustee shall notify the Owner of such determination or such notice and of the availability of certificates to beneficial owners requesting the same, and the Trustee shall register in the name of and authenticate and deliver Replacement Bonds to the beneficial owners or their nominees in principal amounts representing the interest of each, making such adjustments as it may find necessary or appropriate as to accrued interest and previous calls for redemption; provided, however, that in the case of a determination under (i)(A) or (i)(B) of this subsection, the Issuer, with the consent of the Trustee, may select a successor securities depository in accordance with subsection (c) to effect book-entry transfers. In the event Replacement Bonds are issued, all references to the Securities Depository herein shall relate to the period of time when the Securities Depository is the Owner of at least one Bond. Upon the issuance of Replacement Bonds, all references herein to obligations imposed upon or to be performed by the Securities Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Replacement Bonds. If the Securities Depository resigns and the Issuer is unable to locate a qualified successor of the Securities Depository in accordance with subsection (c), then the Trustee shall authenticate and cause delivery of Replacement Bonds to the beneficial owners, as provided in this Indenture. The
Trustee may rely on information from the Securities Depository and its Participants as to the names and addresses of, and the principal amounts held by, the beneficial owners of the Bonds. The cost of printing Replacement Bonds shall be paid for by the Tenant.

      (c) In the event the Securities Depository resigns, or the Issuer determines that the Securities Depository is unable to properly discharge its responsibilities or is no longer qualified to act as a securities depository and registered clearing agency under the Securities Exchange Act of 1934, as amended, the Issuer may appoint a successor Securities Depository provided the Trustee receives written evidence satisfactory to the Trustee with respect to the ability of the successor Securities Depository to discharge its responsibilities. Any such successor Securities Depository shall be a securities depository which is a registered clearing agency under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation that operates a securities depository upon reasonable and customary terms. The Trustee upon its receipt of a Bond or Bonds for cancellation shall cause the delivery of Bonds to the successor Securities Depository in appropriate denominations and form as provided herein.

                                  ARTICLE III

                               REDEMPTION OF BONDS

      SECTION 301. REDEMPTION OF BONDS GENERALLY. The Bonds shall be subject to redemption prior to maturity in accordance with the terms and provisions of this Article. Additional Bonds shall be subject to redemption prior to maturity in accordance with the terms and provisions contained in this Article and as may be specified in the Supplemental Indenture authorizing such Additional Bonds; provided, however, that no provision shall be made with respect to the redemption of any Additional Bonds which would result in, or constitute the creation of, a preference or priority of such Additional Bonds over the Series 2001 Bonds.

      SECTION 302. REDEMPTION OF BONDS. The Bonds shall be subject to redemption as follows:

            (a) MANDATORY REDEMPTION FROM MONEYS REMAINING IN PROJECT FUND. The Bonds are subject to mandatory redemption prior to the stated maturity thereof, on any date, using any balance remaining in the Project Fund, including any amounts transferred to the Project Fund from the Capitalized Interest Fund pursuant to SECTION 606(C) hereof, which is transferred to the Debt Service Fund upon completion of the Project and payment of all Project Costs as provided in SECTION 504 of this Indenture. The Bonds redeemed using such funds will be redeemed in inverse order of maturity, or in such other order of maturity as selected by the Tenant, at a redemption price equal to 100% of the principal amount thereof, plus accrued interest thereon to the redemption date, without premium.

            (b) EXTRAORDINARY OPTIONAL REDEMPTION. In the event of a Change of Circumstances, the Bonds shall be subject to redemption and payment prior to the stated maturity thereof, at the option of the Issuer, upon instructions from the Tenant, at any time at a redemption price equal to the principal amount thereof, plus accrued interest thereon to the redemption date, without premium, provided all of the Bonds are so redeemed and paid according to their terms.

            (c) MANDATORY SINKING FUND REDEMPTION. The Series 2001 Bonds are subject to mandatory redemption and payment prior to maturity pursuant to the mandatory redemption requirements of this Section on October 1 in each of the years set forth below, at a redemption price equal to the principal amount thereof plus accrued interest thereon to the redemption date, without premium.

                       TERM BONDS MATURING OCTOBER 1, 2005

                    YEAR                    PRINCIPAL AMOUNT
                    ----                    ----------------
                    2003                         $150,000
                    2004                          255,000
                    2005*                         275,000

------------------------------
*Maturity Date

                       TERM BONDS MATURING OCTOBER 1, 2009

                    YEAR                    PRINCIPAL AMOUNT
                    ----                    ----------------
                    2006                      $   300,000
                    2007                          320,000
                    2008                          530,000
                    2009*                         570,000

                       TERM BONDS MATURING OCTOBER 1, 2016

                    YEAR                    PRINCIPAL AMOUNT
                    ----                    ----------------
                    2010                      $   615,000
                    2011                          665,000
                    2012                          715,000
                    2013                        1,045,000
                    2014                        1,125,000
                    2015                        1,215,000
                    2016*                       1,310,000

                       TERM BONDS MATURING OCTOBER 1, 2022

                    YEAR                    PRINCIPAL AMOUNT
                    ----                    ----------------
                    2017                       $1,410,000
                    2018                        1,975,000
                    2019                        2,135,000
                    2020                        2,300,000
                    2021                        2,485,000
                    2022*                       2,680,000

------------------------------
*Maturity Date

            (d) OPTIONAL REDEMPTION. The Series 2001 Bonds or portions thereof maturing in the years 2016 and 2022 shall be subject to redemption and payment prior to maturity on or after October 1, 2010, at the option of the Issuer, upon instructions from the Tenant, as a whole at any time, or in part on any Interest Payment Date, at the following redemption prices (expressed as percentages of the principal amount thereof), plus accrued interest to the redemption date:

                Redemption Period                                    Price
                -----------------                                    -----
       October 1, 2010 through September 30, 2011                      102%
       October 1, 2011 through September 30, 2012                      101
       October 1, 2012 and thereafter                                  100

      SECTION 303. SELECTION OF BONDS TO BE REDEEMED.

      (a) Bonds shall be redeemed only in the principal amount of $5,000 or integral multiples thereof. If less than all of the Outstanding Bonds of any series are to be redeemed and paid prior to maturity, such Bonds shall be redeemed from maturities selected by the Issuer, upon instructions from the Tenant, and by lot within maturities, with Bonds of less than a full maturity to be selected by the Trustee in such equitable manner as it may determine.

      (b) In the case of a partial redemption of Bonds by lot when Bonds of denominations greater than $5,000 are then Outstanding, then for all purposes in connection with such redemption each $5,000 of face value shall be treated as though it was a separate Bond of the denomination of $5,000. If it is determined that one or more, but not all, of the $5,000 units of face value represented by any fully registered Bond is selected for redemption, then the Owner of such Bond or his attorney or legal representative shall forthwith present and surrender such Bond to the Trustee (i) for payment of the redemption price (including the premium, if any, and interest to the redemption date) of the $5,000 unit or units of face value called for redemption, and (ii) for exchange, without charge to the Owner thereof, for a new Bond or Bonds of the aggregate principal amount of the unredeemed portion of the principal amount of such Bond. If the Owner of any such Bond of a denomination greater than $5,000 shall fail to present such Bond to the Trustee for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the redemption date to the extent of the principal amount thereof called for redemption (and to that extent only).

      SECTION 304. TRUSTEE'S DUTY TO REDEEM BONDS. The Trustee shall call Bonds for redemption and payment as herein provided and shall give notice of redemption as provided in SECTION 305 hereof (a) with respect to mandatory redemptions contemplated by SECTION 302(A), and SECTION 302(C) hereof, on its own accord and without receiving a request by the Issuer therefor, and (b) with respect to optional redemptions contemplated by SECTION 302(B) and SECTION 302(D) hereof, upon receipt by the Trustee of a written request of the Issuer, together with the consent or request of the Tenant, if such consent or request is required, at least 45 days prior to the redemption date. If the consent or request of the Tenant is required pursuant to the provisions of this Indenture, such request shall specify the principal amount and the respective maturities of the Bonds to be called for redemption, the applicable redemption price or prices and the provision or provisions of this Indenture pursuant to which such Bonds are to be called for redemption.

      SECTION 305. NOTICE AND EFFECT OF CALL FOR REDEMPTION.

      (a) Official notice of any redemption shall be given by the Trustee on behalf of the Issuer by mailing a copy of an official redemption notice by first class mail to each of the Owners of the Bonds to be redeemed at least 30 days prior to the date fixed for redemption, unless such notice is waived by any such Owner, at the address shown on the Bond Register for such Owner as of the date of such notice.

      (b) All official notices of redemption shall be dated and shall state:

            (i) the complete official caption, including series, of the issue of which the Bonds being redeemed are a part;

            (ii) the date of mailing of the notice of redemption;

            (iii) the date fixed for redemption;

            (iv) the redemption price or prices;

            (v) with respect to the redemption of the Bonds in part, the numbers of the Bonds to be redeemed, by giving the individual certificate number of each Bond to be redeemed (or stating that all Bonds between two stated certificate numbers, both inclusive, are to be redeemed or that all of the Bonds of one or more maturities have been called for redemption);

            (vi) the CUSIP numbers of all Bonds being redeemed (which may be accompanied by a disclaimer as to the accuracy of the CUSIP numbers);

            (vii) in the case of a partial redemption of Bonds, the principal amount and maturity date of each Bond being redeemed;

            (viii) the date of issue of the Bonds as originally issued;

            (ix) the rate or rates of interest borne by each Bond being redeemed;

            (x) the maturity date of each Bond being redeemed; and

            (xi) the place or places where amounts due upon such redemption will be payable.

      (c) Prior to any redemption date, funds shall be on deposit with the Trustee which are sufficient to pay the redemption price of all the Bonds or portions of Bonds that are to be redeemed on that date, in addition to any amounts therein required for regularly scheduled payments of principal and interest on the Bonds.

      (d) Once official notice of redemption has been given as provided in this Section, the Bonds or portions of Bonds to be so redeemed shall, on the redemption date, become due and payable at the redemption price specified in such notice, and from and after such date (unless the Issuer shall default in the payment of the redemption price) such Bonds or portion of Bonds shall cease to bear interest. Upon surrender of such Bonds for redemption in accordance with such notice, such Bonds shall be paid by the Trustee at the redemption price. Installments of interest due on or prior to the redemption date shall be payable as herein provided for payment of interest. Upon surrender for any partial redemption of any Bond, there shall be prepared for the Owner a new Bond or Bonds of the same maturity in the amount of the unpaid principal. All Bonds which have been redeemed shall be cancelled and destroyed by the Trustee and shall not be reissued.

      (e) In addition to the foregoing notice, the Trustee shall give such additional notice and take such additional actions as are necessary to comply with any mandatory or voluntary standards then in effect for processing redemptions of municipal securities established by the Securities and Exchange Commission.

      (f) Upon the happening of the conditions set forth in this Section, and notice having been given as provided in this Section, the Bonds or the portions of the principal amount of Bonds thus called for redemption shall no longer be entitled to the protection, benefit or security of this Indenture and shall not be deemed to be Outstanding under the provisions of this Indenture.

      (g) Any defect in any notice or the failure of any parties to receive any notice of redemption shall not cause any Bond called for redemption to remain Outstanding.

      (h) For so long as the Securities Depository is effecting book-entry transfers of the Bonds, the Trustee shall provide the notices specified in this
SECTION 305 to the Securities Depository. It is expected that the Securities Depository shall, in turn, notify its Participants and that the Participants, in turn, will notify or cause to be notified the beneficial owners of the Bonds. Any failure on the part of the Securities Depository or a Participant, or failure on the part of a nominee of a beneficial owner of a Bond (having been mailed notice from the Trustee, a Participant or otherwise) to notify the beneficial owner of the Bond so affected, shall not affect the validity of the redemption of such Bond.

      SECTION 306. EFFECT OF CALL FOR REDEMPTION. Prior to the date fixed for redemption, funds or Government Obligations maturing on or before the date fixed for redemption shall be deposited with the Trustee in amounts sufficient to provide for payment of the Bonds called for redemption, accrued interest thereon to the redemption date and the redemption premium, if any. After the deposit of such funds or Government Obligations, and notice having been given as provided in SECTION 305 hereof, the Bonds or the portions of the principal amount of Bonds thus called for redemption shall cease to bear interest on the specified redemption date, and shall no longer be entitled to the protection, benefit or security of this Indenture and shall not be deemed to be Outstanding under the provisions of this Indenture.

                                   ARTICLE IV

                                  FORM OF BONDS

      SECTION 401. FORM OF BONDS GENERALLY. The Series 2001 Bonds, and the Trustee's Certificate of Authentication to be endorsed thereon shall be, respectively, in substantially the forms described in SECTION 402 hereof. Any Additional Bonds, and the Trustee's Certificate of Authentication to be endorsed thereon shall also be in substantially such forms, with such necessary or appropriate variations, omissions and insertions as are permitted or required by this Indenture or any Supplemental Indenture. The Bonds may have endorsed thereon such legends or text as may be necessary or appropriate to conform to any applicable rules and regulations of any governmental authority or any custom, usage or requirement of law with respect thereto.

      SECTION 402. FORM OF SERIES 2001 BONDS. The forms of the Series 2001 Bonds and the Trustee's Certificate of Authentication to be endorsed thereon are attached hereto as APPENDIX A.

                                   ARTICLE V

                            CREATION OF PROJECT FUND;
                    CUSTODY AND APPLICATION OF BOND PROCEEDS

      SECTION 501. CREATION OF PROJECT FUND. There is hereby created and ordered to be established in the custody of the Trustee a special trust fund in the name of the Issuer to be designated the "Unified Government of Wyandotte County/Kansas City, Kansas, Project Fund (EPA Laboratory Project)" (the "Project Fund"). The Trustee is authorized and directed to (a) establish a separate account within the Project Fund with respect to the Series 2001 Bonds, to be designated as the "Series 2001 Project Account," and (b) establish a separate account within the Project Fund with respect to each series of Additional Bonds as provided in the applicable Supplemental Indenture.

      SECTION 502. DEPOSITS INTO THE PROJECT FUND. The following funds shall be paid over to the Trustee, and the Trustee shall deposit such funds into the applicable account within the Project Fund, as and when received:

            (a) the proceeds from the sale of the Series 2001 Bonds, excluding such amounts thereof required to be paid into the Series 2001 Debt Service Account pursuant to SECTION 603 hereof and the Series 2001 Capitalized Interest Account pursuant to SECTION 606 hereof,

            (b) the proceeds from the sale of the Additional Bonds (except Additional Bonds issued to refund Outstanding Bonds), excluding such amounts thereof required to be paid into the applicable account within the Debt Service Fund pursuant to SECTION 603 hereof and the applicable account within the Capitalized Interest Fund pursuant to SECTION 606 hereof,

            (c) the earnings accrued on the investment of moneys in the Project Fund and required to be deposited into the Project Fund pursuant to
      SECTION 702 hereof,

            (d) any and all payments from any contractors or other suppliers by way of breach of contract, refunds or adjustments required to be deposited into the Project Fund pursuant to the Lease;

            (e) moneys required to be transferred to the Project Fund from the Capitalized Interest Fund pursuant to Section 606 hereof, and

            (f) except as otherwise provided herein or in the Lease, any other money received by or to be paid to the Trustee from any other source for the purchase or construction of the Project, when accompanied by directions by the Tenant that such moneys are to be deposited into the Project Fund.

      SECTION 503. DISBURSEMENTS FROM THE PROJECT FUND.

      (a) The moneys in the Project Fund and the accounts contained therein shall be disbursed by the Trustee for the payment of Project Costs in accordance with the provisions of ARTICLE IV of the Lease, and the Trustee hereby covenants and agrees to disburse such moneys in accordance with such provisions; provided, however, that disbursements from the Project Fund to pay Costs of Issuance and Project Costs not part of the construction contract need not be signed by Koll Construction, L.P. or the Project Consultant. If the Issuer so requests, a copy of each requisition certificate submitted to the Trustee for payment under this Section shall be promptly provided by the Trustee to the Issuer.

      (b) The Trustee shall keep and maintain adequate records pertaining to the Project Fund, all accounts within the Project Fund, and all disbursements therefrom, and after the Project has been completed and a certificate of payment of all costs filed as provided in SECTION 504 hereof, the Trustee shall file a statement of receipts and disbursements with respect thereto with the Issuer and the Tenant.

      SECTION 504. DISPOSITION UPON COMPLETION OF THE PROJECT. The completion of the Project and payment of all costs and expenses incident thereto shall be evidenced by the filing with the Trustee by the Tenant of the "Certificate of Completion" required by SECTION 4.7 of the Lease. As soon as practicable following receipt by the Trustee of such Certificate of Completion and completion by the Trustee of the determinations and transfers required by
SECTION 606(C) hereof, (a) any balance remaining in the Series 2001 Project Account shall without further authorization be deposited in the Series 2001 Debt Service Account and applied by the Trustee solely to the payment of principal of the Series 2001 Bonds through the payment or redemption thereof on any redemption date specified in SECTION 302(A) hereof or as otherwise permissible in the opinion of Bond Counsel, and (b) any balance remaining in any other account of the Project Fund established with respect to a particular series of Additional Bonds shall without further authorization be deposited in the account within the Debt Service Fund established with respect to such series of Additional Bonds and shall be applied by the Trustee solely to the payment of principal of such series of Additional Bonds through the payment or redemption thereof on any redemption date specified in SECTION 302(A) hereof or as otherwise permissible in the opinion of Bond Counsel.

      SECTION 505. DISPOSITION UPON ACCELERATION. If the principal of the Bonds shall have become due and payable pursuant to SECTION 901 of this Indenture, upon the date of payment by the Trustee of any moneys due as hereinafter provided in ARTICLE IX hereof, any balance remaining in any account within the Project Fund shall, without further authorization, be deposited in the corresponding account within the Debt Service Fund by the Trustee.

                                   ARTICLE VI

                               REVENUES AND FUNDS

      SECTION 601. CREATION OF FUNDS AND ACCOUNTS. In addition to the Project Fund created pursuant to SECTION 501 of this Indenture, there are hereby created and ordered to be established in the custody of the Trustee the following special trust funds in the name of the Issuer to be designated as follows:

            (a) "Unified Government of Wyandotte County/Kansas City, Kansas, Debt Service Fund (EPA Laboratory Project)" (the "Debt Service Fund");

            (b) "Unified  Government of Wyandotte  County/Kansas  City,  Kansas,
      Project   Replacement   Fund  (EPA  Laboratory   Project)"  (the  "Project
      Replacement Fund");

            (c) "Unified Government of Wyandotte County/Kansas City, Kansas, Capitalized Interest Fund (EPA Laboratory Project)" (the "Capitalized Interest Fund");

            (d) "Unified Government of Wyandotte County/Kansas City, Kansas, Revenue Fund (EPA Laboratory Project)" (the "Revenue Fund");

            (e) "Unified Government of Wyandotte County/Kansas City, Kansas, Tax and Insurance Fund (EPA Laboratory Project)" (the "Tax and Insurance Fund"); and

            (f) "Unified Government of Wyandotte County/Kansas City, Kansas, Project Operation and Maintenance Fund (EPA Laboratory Project)" (the "Project Operation and Maintenance Fund").

The Trustee is authorized and directed to (i) establish a separate account within the funds set forth in subsections (a) and (c) above with respect to the Series 2001 Bonds, to be designated as the "Series 2001 Debt Service Account" and the "Series 2001 Capitalized Interest Account" respectively, and (ii) establish a separate account within each such fund with respect to each series of Additional Bonds as provided in the Supplemental Indenture relating thereto.

      SECTION 602. DEPOSITS INTO AND APPLICATION OF MONEYS IN THE REVENUE FUND Any moneys received from the Tenant or Subtenant shall be deposited in the Revenue Fund in accordance with SECTION 10.7(G) of the Lease. Moneys in the Revenue Fund shall be applied by the Trustee no later than the 15th day of each month in the following order or priority:

                  FIRST:  To the Tax and  Insurance  Fund in an amount  equal to
                  (1)/12th of the estimated annual real estate taxes and assessments and insurance for the Project as set forth in the Annual Budget.

                  SECOND: To the Debt Service Fund in an amount equal to the monthly lease payment due from the Tenant pursuant to SECTION
                  5.1 of the Lease relating to the Bonds, and to make up any deficiencies in the Debt Service Fund related to any Bonds.

                  THIRD: To the Project Operation and Maintenance Fund an amount sufficient to fund the Project Operation and Maintenance Fund at the Project Operation and Maintenance Fund Requirement.

                  FOURTH: Paid to the Tenant.

      Any balance remaining in the Revenue Fund after the Bonds have been paid or payment thereof has been provided for shall be paid to the Tenant.

      SECTION 603. DEPOSITS INTO THE DEBT SERVICE FUND. The Trustee shall deposit into the applicable account within the Debt Service Fund, as and when received, the following:

            (a) all accrued interest on the Bonds and premium, if any, paid by the Series 2001 Placement Agent and any original purchaser of Additional Bonds;

            (b) if required by a Supplemental Indenture authorizing the issuance of Additional Bonds, an additional amount from the proceeds of such Additional Bonds, such additional amount not to exceed the sum which, when added to the accrued interest and premium, if any, received from the sale of such Additional Bonds, will be sufficient to pay the interest accruing on such Additional Bonds during the estimated period of construction of the Project Additions financed through the issuance of such Additional Bonds;

            (c) all funds transferred from the Revenue Fund;

            (d) any amount in the Project Fund to be transferred to an account within the Debt Service Fund pursuant to SECTION 504 hereof upon completion of construction of the Project and any amount remaining in the Project Fund to be transferred to any account within the Debt Service Fund pursuant to SECTION 505 hereof upon acceleration of the maturity of the Bonds;

            (e) all interest and other income derived from investments of Debt Service Fund moneys as provided in SECTION 702 hereof, and

            (f) all other moneys received by the Trustee under and pursuant to any of the provisions of the Lease when accompanied by directions from the person depositing such moneys that such moneys are to be paid into the Debt Service Fund.

      SECTION 604. APPLICATION OF MONEYS IN THE DEBT SERVICE FUND.

      (a) Moneys in the Debt Service Fund and the accounts contained therein shall be expended solely for the payment of the principal of, premium, if any, and interest on the Bonds as the same mature and become due or upon the redemption thereof prior to maturity.

      (b) The Issuer hereby authorizes and directs the Trustee to withdraw sufficient funds from the applicable account within the Debt Service Fund to pay the principal of, premium, if any, and interest on each series of Bonds as the same become due and payable and to make said funds so withdrawn available to the Paying Agents for the purpose of paying said principal, premium, if any, and interest.

      (c) The Trustee, upon written direction of the Issuer and the Tenant, shall use any moneys in the Debt Service Fund and the accounts contained therein to redeem all or part of the Bonds Outstanding, and to pay interest to accrue thereon prior to such redemption, in accordance with and to the extent permitted by ARTICLE III hereof so long as the Tenant is not in default with respect to any payments under the Lease and to the extent said moneys are in excess of the amount required for payment of Bonds theretofore matured or called for redemption and past due interest in all cases when such Bonds have not been presented for payment. The Tenant may cause such excess money in the accounts contained within the Debt Service Fund or such part thereof or other moneys of the Tenant, as the Tenant may direct, to be applied by the Trustee for the purchase of the applicable series of Bonds in the open market for the purpose of cancellation at prices not exceeding the principal amount thereof plus accrued interest thereon to the date of delivery for cancellation.

      (d) Any amount remaining in the Debt Service Fund and the accounts contained therein after the principal of, premium, if any, and interest on the Bonds shall have been paid in full or provision made therefor in accordance with
ARTICLE XIII hereof, shall be paid to the Tenant by the Trustee.

      SECTION 605. DEPOSITS INTO AND APPLICATION OF MONEYS IN THE PROJECT REPLACEMENT FUND.

      (a) The Trustee shall deposit into the Project Replacement Fund, as and when received, any Net Proceeds (as defined in the Lease) received pursuant to
ARTICLE XV of the Lease.

      (b) Moneys held in the Project Replacement Fund shall be used and applied as provided in ARTICLE XV of the Lease.

      SECTION 606. DEPOSITS INTO AND APPLICATION OF MONEYS IN THE CAPITALIZED INTEREST FUND.

      (a) The Trustee shall deposit the sum of $3,313,557.54 into the Series 2001 Capitalized Interest Account from the proceeds of the sale of the Series 2001 Bonds. The Trustee shall deposit the sum specified in the applicable Supplemental Indenture into the Capitalized Interest Fund from the proceeds of the sale of any Additional Bonds.

      (b) Until the moneys in the Capitalized Interest Fund are transferred in accordance with SECTION 606(C) hereof, the Trustee shall, prior to making any transfers from the Debt Service Fund as provided in SECTION 604 hereof, transfer from the applicable account of the Capitalized Interest Fund to the applicable account of the Debt Service Fund an amount sufficient to pay the interest becoming due and payable on the applicable series of Bonds.

      (c) Upon the earlier of (i) receipt by the Trustee of the Certificate of Completion required by SECTION 504 hereof or (ii) October 1, 2003, the Trustee shall determine, without regard to and prior to making any transfers from the Capitalized Interest Fund, whether moneys in the Debt Service Fund, together with rental payments due under the Sublease prior to the next succeeding Payment Date, are sufficient to pay the principal of and interest due and payable on the Bonds on the next succeeding Payment Date. If the Trustee determines such moneys will not be sufficient, the Trustee shall transfer moneys in the applicable account of the Capitalized Interest Fund to the applicable account of Debt Service Fund to the extent required to fund the payment of principal of and interest becoming due and payable on the applicable series of Bonds on the next succeeding Payment Date. The Trustee shall then transfer from the Capitalized Interest Fund to the Project Operation and Maintenance Fund an amount sufficient to the fund the Project Operation and Maintenance Fund Requirement. Any excess funds in any account of the Capitalized Interest Fund after making any necessary transfer to the Project Operation and Maintenance Fund shall be transferred to the applicable account of the Project Fund.

      SECTION 607. DEPOSITS INTO AND APPLICATION OF MONEYS IN THE TAX AND INSURANCE FUND. The Trustee shall deposit into the Tax and Insurance Fund the funds transferred from the Revenue Fund pursuant to SECTION 602 hereof. Any moneys deposited into the Tax and Insurance Fund shall be held by the Trustee and disbursed by the Trustee upon the written request of the Tenant for the payment of the real estate taxes and assessments and insurance with respect to the Project when due.

      SECTION 608. DEPOSITS INTO AND APPLICATION OF MONEYS IN THE PROJECT OPERATION AND MAINTENANCE FUND. The Trustee shall deposit into the Project
Operation and Maintenance Fund the funds transferred from the Capitalized Interest Fund pursuant to SECTION 606(C) hereof and the Revenue Fund pursuant to
SECTION 602 hereof. Any moneys deposited into the Project Operation and Maintenance Fund shall be held by the Trustee and disbursed by the Trustee upon the written request of the Tenant for the payment of operating, repair and capital replacement costs of the Project. Moneys in the Project Operation and Maintenance Fund shall also be used to pay the last Bonds becoming due unless such Bonds and all interest thereon be otherwise paid, and thereafter any remaining balance in the Project Operation and Maintenance Fund shall be paid to the Tenant.

      SECTION 609. PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. In any case where the date of maturity of principal of, premium, if any, or interest on the Bonds or the date fixed for redemption of any Bonds shall not be a Business Day, then payment of principal, premium, if any, or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

      SECTION 610. NONPRESENTMENT OF BONDS. In the event that any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise, or at the date fixed for redemption thereof, or the Trustee is unable to locate the Owner for the payment of accrued interest or an accrued interest check remains uncashed, if funds sufficient to pay such Bond and accrued interest shall have been made available to the Trustee, all liability of the Issuer to the Owner thereof for the payment of such Bond and accrued interest, shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such fund or funds, without liability for interest thereon, for the benefit of the Owner of such Bond, who shall thereafter be restricted exclusively to such fund or funds for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond and accrued interest. If any Bond shall not be presented for payment within four years following the date when such Bond becomes due, whether by maturity or otherwise, or the accrued interest cannot be paid as set out above, the Trustee upon the request of the Tenant shall repay to the Tenant the funds theretofore held by it for payment of such Bond and accrued interest, and such Bond and accrued interest shall, subject to the defense of any applicable statute of limitation, thereafter be an unsecured obligation of the Tenant, and the Owner thereof shall be entitled to look only to the Tenant for payment, and then only to the extent of the amount so repaid, and the Tenant shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

                                  ARTICLE VII

                  SECURITY FOR DEPOSITS AND INVESTMENT OF FUNDS

      SECTION 701. MONEYS TO BE HELD IN TRUST. All moneys deposited with or paid to the Trustee for the account of any fund or account under any provision of this Indenture, and all moneys deposited with or paid to the Paying Agent under any provision of this Indenture, shall be held by the Trustee or Paying Agent in trust and shall be applied only in accordance with the provisions of this Indenture and the Lease and, until used or applied as so provided, shall constitute part of the Trust Estate and be subject to the lien hereof. Neither the Trustee nor any Paying Agent shall be liable for interest on any moneys received hereunder except interest earned on investments made pursuant to
SECTION 702 of this Indenture and such other interest as may be agreed upon.

      SECTION 702. INVESTMENT OF MONEYS IN FUNDS. Moneys held in the funds and accounts created pursuant to this Indenture shall be separately invested and reinvested by the Trustee in Investment Securities which mature or are subject to redemption by the owner prior to the date such funds will be needed; provided, however, that such moneys shall not be invested in such manner as will violate the provisions of SECTIONS 703 hereof. Any such Investment Securities shall be held by or under the control of the Trustee and shall be deemed at all times a part of the fund or account in which such moneys are originally held, and except as otherwise specifically provided in this Indenture, the interest accruing thereon and any profit realized from such Investment Securities shall be credited to and accumulated in such fund or account, and any loss resulting from such Investment Securities shall be charged to such fund or account. The Trustee shall sell and reduce to cash a sufficient amount of such Investment Securities whenever the cash balance in any fund or account is insufficient for the purposes of such fund or account. The Trustee may make any and all investments permitted by the provisions of this Section through its own bond department or short-term investment department.

      SECTION 703. RECORD KEEPING. The Trustee shall maintain records designed to show compliance with the provisions of this Article and with the provisions of ARTICLE VI for at least six years after the payment of all of the Outstanding Bonds.

                                  ARTICLE VIII

                        GENERAL COVENANTS AND PROVISIONS

      SECTION 801. PAYMENT OF PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE BONDS. The Issuer covenants and agrees that it will, but solely from the rents, revenues and receipts derived from the Project as described herein, promptly pay or cause to be paid the principal of, premium, if any, and interest on the Bonds as the same become due and payable at the place, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof, and to this end the Issuer covenants and agrees that it will use its best efforts to cause the Project to be continuously leased as a revenue and income producing undertaking, and that, should there be a default under the Lease with the result that the right of possession of the Project is returned to the Issuer, the Issuer shall fully cooperate with the Trustee and the Owners to fully protect the rights and security of the Owners hereunder and shall diligently proceed in good faith and use its best efforts to secure another tenant for the Project to the end that at all times sufficient rents, revenues and receipts will be derived by Issuer from the Project to provide for payment of the principal of, premium, if any, and interest on the Bonds as the same become due and payable. If the Issuer is unable to procure a new tenant who will enter into such a lease, the Issuer may take such good faith action as shall be in the best interests of the Owners, which may include the sale of the Project, and if the Project is sold, after deducting all costs of the sale, any moneys derived from such sale shall be used for the purpose of paying the principal of, premium, if any, and interest on the Bonds. Nothing herein shall be construed as requiring the Issuer to operate the Project as a business other than as lessor or to use any funds or revenues from any source other than funds and revenues derived from the Project to pay the principal of, premium, if any, or interest on the Bonds.

      SECTION 802. AUTHORITY TO EXECUTE INDENTURE AND ISSUE BONDS. The Issuer covenants that it is duly authorized under the Constitution and laws of the State to execute this Indenture, to issue the Bonds and to pledge and assign the Trust Estate in the manner and to the extent set forth herein that all action on its part for the execution and delivery of this Indenture and the issuance of the Bonds has been duly and effectively taken and that the Bonds in the hands of the Owners thereof are and will be valid and enforceable limited obligations of the Issuer according to the import thereof.

      SECTION 803. PERFORMANCE OF COVENANTS. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in the Bonds and in all proceedings of its governing body pertaining thereto. Upon an Event of Default under the Lease or this Indenture, the Issuer shall fully cooperate with the Trustee and the Owners in order to fully protect the rights and security of the Owners hereunder.

      SECTION 804. INSTRUMENTS OF FURTHER ASSURANCE. The Issuer covenants that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such Supplemental Indentures and such further acts, instruments, financing statements and other documents as the Trustee may reasonably require for the better pledging and assigning unto the Trustee the property and revenues herein described to secure the payment of the principal of, premium, if any, and interest on the Bonds. The Issuer covenants and agrees that, except as provided herein and in the Lease, it will not sell, convey, mortgage, encumber or otherwise dispose of any part of the Project or the rents, revenues and receipts derived therefrom or from the Lease, or of its rights under the Lease.

      SECTION 805. MAINTENANCE, TAXES AND INSURANCE. The Issuer represents that pursuant to the provisions of ARTICLES VI, VII and VIII of the Lease, the Tenant has agreed to cause the Project to be maintained and kept in good condition, repair and working order, to pay, as the same respectively become due, all taxes, assessments and other governmental charges at any time lawfully levied or assessed upon or against the Project or any part thereof, and to keep the Project constantly insured to the extent provided for therein, all at the sole expense of Tenant.

      SECTION 806. INSPECTION OF PROJECT BOOKS. The Issuer covenants and agrees that all books and documents in its possession relating to the Project and the rents, revenues and receipts derived from the Project shall at all times be open to inspection by such accountants or other agencies as the Trustee may from time to time designate.

      SECTION 807. ENFORCEMENT OF RIGHTS UNDER THE LEASE. The Issuer covenants and agrees that it shall enforce all of its rights and all of the obligations of the Tenant (at the expense of the Tenant) under the Lease to the extent necessary to preserve the Project in good order and repair, and to protect the rights of the Trustee and the Owners hereunder with respect to the pledge and assignment of the rents, revenues and receipts coming due under the Lease. The Issuer agrees that the Trustee as assignee of the Lease in its name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Tenant under and pursuant to the Lease for and on behalf of the Owners, whether or not the Issuer is in default hereunder.

      SECTION 808. POSSESSION AND USE OF PROJECT. So long as not otherwise provided in this Indenture, the Tenant shall be suffered and permitted to possess, use and enjoy the Project and appurtenances so as to carry out its obligations under the Lease.

                                   ARTICLE IX

                               REMEDIES ON DEFAULT

      SECTION 901. ACCELERATION OF MATURITY IN EVENT OF DEFAULT.

      (a) If an Event of Default shall have occurred and be continuing, the Trustee may, and shall, upon the written request of the Owners of not less than 25% in aggregate principal amount of Bonds then Outstanding, declare the principal of all Bonds then Outstanding and the interest accrued thereon to be immediately due and payable by notice in writing delivered to the Issuer and the Tenant, and such principal and interest shall thereupon become and be immediately due and payable.

      (b) If, at any time after such declaration, but before the Bonds shall have matured by their terms, all overdue installments of principal and interest on the Bonds, together with the reasonable and proper expenses of the Trustee, and all other sums then payable by the Issuer under this Indenture shall either be paid or provision satisfactory to the Trustee shall be made for such payment, then and in every such case the Trustee shall, but only with the approval of the Owners of not less than 50% in aggregate principal amount of the Bonds Outstanding, rescind such declaration and annul such default in its entirety. In such event, the Trustee shall rescind any declaration of acceleration of installments of Basic Rent (as defined in the Lease) and Additional Rent (as defined in the Lease) as provided in SECTION 17.1 of the Lease.

      (c) In case of any rescission of a default, then and in every such case the Issuer, the Trustee and the Owners shall be restored to their former position and rights hereunder respectively, but no such rescission shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

      SECTION 902. EXERCISE OF REMEDIES BY THE TRUSTEE.

      (a) If an Event of Default shall have occurred and be continuing, the Trustee may pursue and exercise any available remedy at law or in equity by suit, action, mandamus or other proceeding or exercise one or more of the rights and powers conferred by this Article in such manner as the Trustee, being advised by counsel, shall deem most expedient in the interests of the Owners to enforce the payment of the principal of, premium, if any, and interest on the Bonds then Outstanding, and to enforce and compel the performance of the duties and obligations of the Issuer as herein set forth.

      (b) All rights of action under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without necessity of joining as plaintiffs or defendants any Owners, and any recovery of judgment shall, be for the equal benefit of all the Owners of the Outstanding Bonds.

      SECTION 903. LIMITATION ON EXERCISE OF REMEDIES BY OWNERS. No Owner of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereunder or for the appointment of a receiver or any other remedy hereunder, unless (a) a default hereunder has occurred of which the Trustee has knowledge, (b) such default shall have become an Event of Default, (c) the Owners of not less than 25% in aggregate principal amount of Bonds then Outstanding shall have made, written request to the Trustee and shall have offered the Trustee reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, and (d) the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted or institute such action, suit or proceeding in its own name. Such knowledge and request are hereby declared in every case, at the option of the Trustee, to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder, it being understood and intended that no one or more Owners shall have any right in any manner whatsoever to affect, disturb or prejudice this Indenture by its, his or their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the Owners of all Bonds then Outstanding. Nothing in this Indenture contained shall, however, affect or impair the right of any Owner to payment of the principal of and interest on any Bond at and after the maturity thereof or the obligation of the Issuer to pay the principal of, premium, if any, and interest on each of the Bonds issued hereunder to the respective Owners thereof at the time, place, from the source and in the manner expressed herein and in the Bonds.

      SECTION 904. RIGHT OF OWNERS TO DIRECT PROCEEDINGS. Anything in this Indenture to the contrary notwithstanding, the Owners of a majority in aggregate principal amount of Bonds then Outstanding, shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided, however, that such direction shall be in accordance with the provisions of law and of this Indenture.

      SECTION 905. REMEDIES CUMULATIVE. No remedy by the terms of this Indenture conferred upon or reserved to the Trustee or the Owners is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or the Owners hereunder or now or hereafter existing at law or in equity. No delay or omission to exercise any right, power or remedy accruing upon any Event of Default shall impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or acquiescence therein and every such right, power or remedy may be exercised from time to time and as often as may be deemed expedient. No waiver of any Event of Default hereunder, whether by the Trustee or the Owners, shall extend to or affect any subsequent Event of Default or shall impair any rights or remedies consequent thereon.

      SECTION 906. WAIVERS OF EVENTS OF DEFAULT. The Trustee may in its discretion waive any Event of Default hereunder and its consequences and rescind any declaration of maturity of principal of and interest on the Bonds, and shall do so upon the written request of the

Owners  of at least 51% in  aggregate  principal  amount  of all the Bonds  then
Outstanding. In case of any such waiver or rescission, or in case any proceedings taken by the Trustee under this Indenture on account of any such Event of Default shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer, the Trustee and the Owners shall be restored to their former positions, rights and obligations hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other Event of Default, or impair any rights or remedies consequent thereon, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

                                    ARTICLE X

                                   THE TRUSTEE

      SECTION 1001. ACCEPTANCE OF THE TRUSTS. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts in the manner in which a corporate trustee ordinarily would perform said trusts under a corporate indenture. The Trustee shall exercise such of the rights and powers vested in it by this Indenture and shall use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs, and upon and subject to the following express terms and conditions:

            (a) The Trustee's duties and responsibilities shall include those expressly set forth in this Indenture and the Lease and shall further include those rights, duties, responsibilities, and obligations which are expressly reserved to or imposed upon the Issuer under this Indenture and the Lease, excepting only such of those rights, duties, responsibilities, and obligations as may only be properly and lawfully exercised by or imposed upon the Issuer. No implied covenants or obligations shall be read into this Indenture against the Trustee.

            (b) Upon the occurrence of an Event of Default, the Trustee shall be and is hereby authorized to bring appropriate action for judgment or such other relief as may be appropriate and such action may be in the name of the Trustee or in the name of the Issuer and Trustee jointly; but in such case, the Issuer shall have no obligation for any fees and expenses of such action except out of any funds which might come into the hands of the Issuer by reason of the ownership of the Project and this Indenture and the Lease. In addition, the Trustee may file such proof of claim and such other documents as may be necessary or advisable in order to have the claims of the Trustee and the Owners relative to the Bonds or the obligations relating thereto allowed in any judicial proceeding.

            (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents, attorneys or receivers. The Trustee shall be entitled to rely upon the opinion or advice of counsel, who may be counsel to the Trustee, the Issuer or the Tenant, concerning all matters of trust hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such agents, attorneys and receivers as may reasonably be employed in connection with the trusts hereof.

            (d) The Trustee, in its individual or any other capacity, may become the owner or pledgee of Bonds with the same rights which it would have if it were not Trustee.

            (e) The  Trustee  may  rely and  shall be  protected  in  acting  or refraining from acting upon any ordinance, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, affidavit, letter, telegram or other paper or document provided for under this Indenture believed by it to be genuine and correct and to have been signed, presented or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who, at the time of making such request or giving such authority or consent is the Owner of any Bond, shall be conclusive and binding upon all future Owners of the same Bond and upon Bonds issued in exchange therefor or upon transfer or in substitution thereof.

            (f) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, or whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee shall be entitled to rely upon a certificate signed by the Authorized Issuer Representative as sufficient evidence of the facts therein contained, and the Trustee shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient; provided, however, that the Trustee may at its discretion secure such further evidence as it deems necessary or advisable, but in no case shall the Trustee be bound to secure the same.

            (g) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct.

            (h) At any and all reasonable times the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right to inspect any and all of the Project and all books, papers and records of the Issuer and the Tenant pertaining to the Project and the Bonds, and to make such notes and copies as may be desired.

            (i) The Trustee shall not be required to give any bond or surety with respect to the execution of its trusts and powers hereunder or otherwise with respect to the Project.

            (j) The Trustee shall have the right, but shall not be required, to demand, with respect to the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the
      purpose  of  this  Indenture,   any
      showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required, as a condition of such action by the Trustee deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.

      SECTION 1002. FEES, CHARGES AND EXPENSES OF THE TRUSTEE. The Trustee shall be entitled to payment of or reimbursement for reasonable fees for its ordinary services rendered hereunder and all advances, agent and counsel fees and other ordinary expenses reasonably and necessarily made or incurred by the Trustee in connection with such ordinary services and, in the event that it should become necessary that the Trustee perform extraordinary services, it shall be entitled to reasonable compensation therefor and to reimbursement for reasonable and necessary extraordinary expenses in connection therewith; provided, however, that if such extraordinary services or extraordinary expenses are occasioned by the neglect or misconduct of the Trustee it shall not be entitled to compensation or reimbursement therefor. The Trustee shall be entitled to payment and reimbursement for the reasonable fees and charges of the Trustee as Paying Agent for the Bonds. The Trustee agrees that the Issuer shall have no liability for any fees, charges or expenses of the Trustee, and the Trustee agrees to look only to the Tenant for the payment of all fees, charges and expenses of the Trustee as provided in the Lease. Upon the occurrence of an Event of Default and during its continuance, the Trustee shall have a lien with right of payment prior to payment of principal of, premium, if any, or interest on any Bond, upon all moneys in its possession under any provisions hereof for the foregoing advances, fees, costs and expenses incurred and for Default Administration Costs.

      SECTION 1003. NOTICE TO OWNERS IF DEFAULT OCCURS. If an Event of Default occurs the Trustee shall give written notice thereof to the Owners of all Bonds then Outstanding, as shown by the Bond Register required to be maintained by the Trustee and kept at the principal office of the Trustee.

      SECTION 1004. INTERVENTION BY THE TRUSTEE. In any judicial proceeding to which the Issuer is a party and which, in the opinion of the Trustee and its counsel, has a substantial bearing on the interests of the Owners, the Trustee may intervene on behalf of the Owners and shall do so if requested in writing by the Owners of at least 25% of the aggregate principal amount of Bonds then Outstanding.

      SECTION 1005. SUCCESSOR TRUSTEE UPON MERGER, CONSOLIDATION OR SALE. Any corporation or association into which the Trustee may be merged or converted or with or into which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any merger, conversion, sale, consolidation or transfer to which it is a party, shall be and become successor Trustee hereunder without the execution or filing of any instrument or any further act on the part of any of the parties hereto.

      SECTION 1006. RESIGNATION OF TRUSTEE. The Trustee may resign by an instrument in writing delivered by registered or certified mail to the Issuer and the Tenant, to take effect not sooner than 90 days after its delivery.

      SECTION 1007. REMOVAL OF TRUSTEE. The Trustee may be removed at any time by an instrument or concurrent instruments in writing delivered to the Trustee, executed by the Issuer and the Tenant. The Trustee shall be removed by the Issuer by written notice to the Trustee in the event of a breach of trust set forth in this Indenture.

      SECTION 1008. APPOINTMENT OF SUCCESSOR TRUSTEE. In case the Trustee hereunder shall resign or be removed, or shall otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers or of a receiver appointed by a court, a successor Trustee may be appointed, by the Owners of a majority in aggregate principal amount of Bonds then Outstanding, by an instrument or concurrent instruments in writing delivered to the Issuer and the Tenant; provided, however, that in case of such vacancy and so long as no Event of Default hereunder shall have occurred and be continuing, the Issuer, by an instrument executed and signed by its Mayor/CEO and attested by its Unified Clerk under its seal, may appoint a temporary Trustee to fill such vacancy until a successor Trustee shall be appointed by the Owners in the manner above provided; and any such temporary Trustee so appointed by the Issuer shall immediately and without further act be superseded by the successor Trustee so appointed by such Owners. The Trustee and every successor Trustee appointed hereunder shall be a trust institution or commercial bank located in the State, shall be in good standing and qualified to accept such trusts, shall be subject to examination by a federal or state bank regulatory authority, and shall have a reported capital and surplus of not less than $50,000,000. If such institution publishes reports of conditions at least annually pursuant to law or regulation, then for the purposes of this Section the capital and surplus of such institution shall be deemed to be its capital and surplus as set forth in its most recent report of condition so published. Notwithstanding any other provision of this Indenture, no removal, resignation or termination of the Trustee shall take effect until a successor, shall be appointed and has accepted such appointment.

      SECTION 1009. VESTING OF TRUSTS IN SUCCESSOR TRUSTEE. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, the Issuer and the Tenant an instrument in writing accepting such appointment hereunder, and thereupon such successor shall, without any further act, deed or conveyance, become fully vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of its predecessor; provided, however, that such predecessor shall, nevertheless, on the written request of the Issuer, execute and deliver an instrument transferring to such successor Trustee all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of such predecessor hereunder and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereby vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

      SECTION 1010. RIGHT OF TRUSTEE TO PAY TAXES AND OTHER CHARGES. In case any tax, assessment or governmental or other charge upon, or insurance premium with respect to, any part of the Project is not paid as required herein or in the Lease, the Trustee may pay such tax, assessment or governmental charge or insurance premium, without prejudice to any rights of the Trustee or the Owners hereunder arising in consequence of such failure; provided, however, that the Trustee shall be under no obligation to make any such payment unless it shall have been requested to do so by the Owners of at least 25% of the aggregate principal amount of Bonds then Outstanding and shall have been provided adequate funds for the purpose of such payment. Any amount at any time so paid under this Section, with interest thereon from the date of payment at a rate per annum equal to the Trustee's published prime rate in effect at the time, shall become an additional obligation secured by this Indenture, and the same shall be given a preference in payment over any payment of principal of, premium, if any, or interest on the Bonds, and shall be paid out of the proceeds of rents, revenues and receipts collected from the Project, if not otherwise caused to be paid.

      SECTION 1011. TRUST ESTATE MAY BE VESTED IN CO-TRUSTEE.

      (a) It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the State) denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Lease, and in particular in case of the enforcement of either on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee, or take any other action which may be desirable or necessary in connection therewith, it may be necessary or desirable that the Trustee appoint an additional individual or institution as a co-trustee or separate trustee, and the Trustee is hereby authorized to appoint such co-trustee or separate trustee.

      (b) In the event that the Trustee appoints an additional individual or institution as a co-trustee or separate trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, title, interest and lien expressed or intended by this Indenture to be exercised by the Trustee with respect thereto shall be exercisable by such co-trustee or separate trustee but only to the extent necessary to enable such co-trustee or separate trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such co-trustee or separate trustee shall run to and be enforceable by either of them.

      (c) Should any deed, conveyance or instrument in writing from the Issuer be required by the co-trustee or separate trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, then any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

      (d) In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, all the properties, rights, powers, trusts, duties and obligations of such co-trustee or separate trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a successor to such co-trustee or separate trustee.

      SECTION 1012. ANNUAL ACCOUNTING. The Trustee shall render an annual accounting to the Issuer, the Tenant and to any Owner requesting the same in writing and remitting the Trustee's reasonable charges for preparing such copies, showing in reasonable detail all financial transactions relating to the Trust Estate during the accounting period, all calculations related to the determination of rebatable arbitrage during such accounting period, and the balance in any Funds or Accounts created by this Indenture as of the beginning and close of such accounting period.

      SECTION 1013. RECORDINGS AND FILINGS. The Trustee shall cause this Indenture and all Supplemental Indentures, the Lease and all amendments to the Lease or appropriate memoranda thereof and all appropriate financing and continuation statements and other security instruments to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve and protect the security of the Owners and the rights of the Trustee hereunder.

      SECTION 1014. PERFORMANCE OF DUTIES UNDER THE LEASE. The Trustee hereby accepts and agrees to perform all duties and obligations assigned to it under the Lease.

      SECTION 1015. DESIGNATION OF PAYING AGENTS. The Trustee is hereby designated and agrees to act as principal Paying Agent for and in respect to the Bonds. The Issuer may cause the necessary arrangements to be made through the Trustee and to be thereafter continued for the designation of alternate Paying Agents, if any, and for the making available of funds hereunder for the payment of the principal of, premium, if any, and interest on the Bonds, or at the principal corporate trust office of such alternate Paying Agents. In the event of a change in the office of Trustee, the predecessor Trustee which has resigned or been removed shall cease to be trustee of any funds provided hereunder and Paying Agent for principal of, premium, if any, and interest on the Bonds, and the successor Trustee shall become such Trustee and Paying Agent unless a separate Paying Agent or Agents are appointed by the Issuer in connection with the appointment of any successor Trustee.

      SECTION 1016. FEES, CHARGES AND EXPENSES OF PAYING AGENTS. The Paying Agents shall be entitled to payment of or reimbursement for reasonable fees for their services rendered hereunder and all advances, agent and counsel fees and other expenses reasonably and necessarily made or incurred by them in connection with such services. The Issuer shall have no liability for any fees, charges or expenses of the Paying Agents, and the Paying Agents shall look only to the Tenant for the payment of all fees, charges and expenses of the Paying Agents as provided in the Lease.

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

      SECTION 1101. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF OWNERS. The Issuer and the Trustee may from time to time, without the consent of or notice to any of the Owners enter into such Supplemental Indenture or Supplemental Indentures as shall not be inconsistent with the terms and provisions hereof, for any one or more of the following purposes:

            (a) To cure any ambiguity or formal defect or omission in this Indenture or to make any other change not prejudicial to the Owners;

            (b) To grant to or confer upon the Trustee for the benefit of the Owners any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Owners or the Trustee or either of them;

            (c) To more precisely identify the Project or to substitute or add additional property thereto;

            (d) To subject additional revenues, properties or collateral to this Indenture; and

            (e) To issue Additional Bonds as provided in SECTION 209 hereof.

      SECTION 1102. SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF OWNERS.

      (a) Exclusive of Supplemental Indentures described in SECTION 1101 hereof and subject to the terms and provisions contained in this Section and not otherwise, the Owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other Supplemental Indenture or Supplemental Indentures as shall be deemed necessary and desirable by the Issuer for the purpose of modifying, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any Supplemental Indenture; provided, however, that nothing contained in this Section shall permit or be construed as permitting without the consent of the Owners of 100% of the Bonds then Outstanding (i) an extension of the maturity of the principal of or the interest on any Bond issued hereunder, (ii) a reduction in the principal amount of any Bond or the rate of interest thereon, (iii) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (iv) a reduction in the aggregate principal amount of Bonds the Owners of which are required for consent to any such Supplemental Indenture.

      (b) If at any time the Issuer shall request the Trustee to enter into any such Supplemental Indenture for any of the purposes of this Section, the Trustee shall cause notice of the proposed execution of such Supplemental Indenture to be mailed to each Owner as shown on the Bond Register. Such notice shall briefly set forth the nature of the proposed Supplemental Indenture and shall state that copies thereof are on file at the principal office of the Trustee for inspection by all Owners. If within 60 days or such longer period as may be prescribed by the Issuer following the mailing of such notice, the Owners of not less than 51% in aggregate principal amount of the Bonds then Outstanding at the time of the execution of any such Supplemental Indenture shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof.

      SECTION 1103. TENANT'S CONSENT TO SUPPLEMENTAL INDENTURES. Anything herein to the contrary notwithstanding, a Supplemental Indenture under this Article which affects any rights of the Tenant shall not become effective unless and until the Tenant shall have consented in writing to the execution and delivery of such Supplemental Indenture, provided that receipt by the Trustee of an amendment to the Lease executed by the Tenant in connection with the issuance of Additional Bonds under SECTION 209 hereof shall be deemed to constitute consent of the Tenant to the execution of a Supplemental Indenture pursuant to SECTION 209 hereof. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such Supplemental Indenture (other than a Supplemental Indenture proposed to be executed and delivered pursuant to SECTION 209 hereof), together with a copy of the proposed Supplemental Indenture, to be mailed to the Tenant at least 15 days prior to the proposed date of execution and delivery of any such Supplemental Indenture.

                                   ARTICLE XII

                          LEASE AND SUBLEASE AMENDMENTS

      SECTION 1201. LEASE AMENDMENTS. The Lease may be amended to the extent and upon the terms and conditions set forth in SECTION 18.4 of the Lease.

      SECTION 1202. SUBLEASE AMENDMENTS. The Sublease may be amended only with the prior written consent of the Trustee and the Trustee's receipt of a confirmation of the then current rating on the Bonds from Moody's.

                                  ARTICLE XIII

                           SATISFACTION AND DISCHARGE

      SECTION 1301. SATISFACTION AND DISCHARGE OF INDENTURE.

      (a) When the principal of, premium, if any, and interest on all the Bonds shall have been paid in accordance with their terms or provision has been made for such payment, as provided in Section 1302 hereof, and provision shall also have been made for paying all other sums payable hereunder, including the fees and expenses of the Trustee and the Paying Agents to the date of retirement of the Bonds, then the right, title and interest of the Trustee under this Indenture shall thereupon cease, determine and be void, and thereupon the Trustee shall cancel, discharge and release this Indenture and shall execute, acknowledge and deliver to the Issuer such instruments of satisfaction and discharge or release as shall be requisite to evidence such release and the satisfaction and discharge of this Indenture, and shall assign and deliver to the Issuer any property at the time subject to this Indenture which may then be in its possession, except amounts in the Debt Service Fund and any accounts contained therein required to be paid to the Tenant pursuant to SECTION 604(D) hereof.

      (b) The Issuer is hereby authorized to accept a certificate by the Trustee that the principal of, premium, if any, and interest due and payable upon all of the Bonds then Outstanding and all amounts required to be paid to the United States have been paid or such payment provided for in accordance with SECTION 1302 hereof as evidence of satisfaction of this Indenture, and upon receipt thereof shall cancel and erase the inscription of this Indenture from its records.

      SECTION 1302. BONDS DEEMED TO BE PAID.

      (a) Bonds shall be deemed to be paid, discharged and defeased within the meaning of this Indenture and shall cease to be Outstanding under this Indenture when payment of the principal of and the applicable premium, if any, on such Bonds, plus interest thereon to the due date thereof (whether such due date be by reason of maturity or upon redemption as provided in this Indenture, or otherwise), either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided for by depositing with the Trustee or other Paying Agent, in trust and irrevocably set aside exclusively for such payment, moneys and Defeasance Obligations in an amount, together with the income or increment to accrue thereon, without consideration of any reinvestment thereof, sufficient to make such payment. At such time as a Bond shall be deemed to be paid hereunder, as aforesaid, it shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such moneys or Government Obligations.

      (b) Notwithstanding the foregoing, in the case of the redemption of Bonds which by their terms may be redeemed prior to the stated maturities thereof, no deposit under clause (ii) of the immediately preceding paragraph shall be deemed a payment of such Bonds as aforesaid until proper notice of such redemption shall have been given in accordance with ARTICLE III of this Indenture or irrevocable instructions shall have been given to the Trustee to give such notice.

      (c) Notwithstanding anything to the contrary contained in this Indenture, all moneys or Government Obligations set aside and held in trust pursuant to the provisions of this Section for the payment of Bonds (including premium thereon, if any) and interest thereon shall be applied to and used solely for the payment of the particular Bonds (including premium thereon, if any) and interest thereon with respect to which such moneys and Government Obligations have been so set aside in trust.

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

      SECTION 1401. CONSENTS AND OTHER INSTRUMENTS BY OWNERS.

      (a) Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Owners may be in any number of concurrent writings of similar tenor and may be signed or executed by such Owners in person or by agent appointed in writing. Proof of the execution of any such instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken, suffered or omitted under any such instrument, namely:

            (i) the fact and date of the execution by any person of any such instrument may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such instrument acknowledged before him the execution thereof, or by affidavit of any witness to such execution; and

            (ii) the fact of ownership of the Bonds and the amount or amounts, number and other identification of such Bonds, and the date of holding the same shall be proved by the Bond Register.

      (b) In determining whether the Owners of the requisite principal amount of Bonds Outstanding have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, Bonds owned by the Tenant or any affiliate of the Tenant shall be disregarded and deemed not to be Outstanding under this Indenture, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be so disregarded. For purposes of this paragraph, the word "affiliate" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Tenant and for the purposes of this definition, "control" means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, Bonds so owned which have been pledged in good faith shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Tenant or any affiliate of the Tenant.

      SECTION 1402. INTERESTED PARTIES.

      (a) THIRD PARTY BENEFICIARIES. To the extent that this Indenture confers upon or gives or grants to the Tenant or the Owners any right, remedy or claim under or by reason of this Indenture, the Tenant and the Owners are hereby explicitly recognized as being third-party beneficiaries hereunder and may enforce any such right, remedy or claim conferred, given or granted hereunder.

      (b) PARTIES INTERESTED HEREIN. Nothing expressed or implied in this Indenture is intended or shall be construed to confer upon, or to give or grant to, any person or entity, other than the Issuer, the Trustee, the Tenant and the Owners, any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements in this Indenture contained by and on behalf of the Issuer shall be for the sole and exclusive benefit of the Issuer, the Trustee, the Tenant and the Owners as herein provided.

      SECTION 1403. NOTICES. Any notice, request, complaint, demand or other communication required or desired to be given or filed under this Indenture shall be in writing and shall be deemed duly given or filed if the same shall be duly mailed by registered or certified mail, postage prepaid, to the appropriate Notice Address. All notices so given shall be deemed duly given as of the date they are so mailed. A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer or the Tenant to the other shall also be given to the Trustee. The Issuer, the Trustee and the Tenant may from time to time designate, by notice given hereunder to the others, such other address to which subsequent notices, certificates or other communications shall be sent.

      The Trustee shall give notice to any rating agency then maintaining a rating on the Bonds (i) if the Trustee resigns or is removed, or a new Trustee or co-trustee is appointed, (ii) if there is a call for the redemption of all Series 2001 Bonds, (iii) if all of the Series 2001 Bonds are defeased in accordance with ARTICLE XIII, (iv) if an Event of Default occurs (of which the Trustee has knowledge) or the Trustee waives any Event of Default pursuant to
SECTION 906, or (v) at least 15 days prior to any amendment is made to this Indenture, the Lease or the Sublease. The Issuer shall provide copies of all documents related to the amendment of this Indenture, the Lease or the Sublease to any rating agency then maintaining a rating on the Series 2001 Bonds.

      SECTION 1404. SUSPENSION OF NEWSPAPER PUBLICATION OR MAIL SERVICE. If, because of the temporary or permanent suspension of the publication or general circulation of any Authorized Newspaper or suspension of regular mail service or for any other reason, it is impossible or impractical to publish or mail any notice in the manner herein provided, then such publication in lieu thereof or other form of notice as shall be made with the approval of the Trustee shall constitute a sufficient notice.

      SECTION 1405. AMENDMENT. Any provision of this Indenture or the Bonds may be amended with the written consent of the Owners of 100% of the Bonds then Outstanding, the Issuer, the Tenant, the Trustee and, to the extent the rights or obligations of the Subtenant under the Sublease are affected, the Subtenant.

      SECTION 1406. SEVERABILITY. If any provision of this Indenture shall be held or deemed to be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

      SECTION 1407. COUNTERPARTS. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      SECTION 1408. GOVERNING LAW. This Indenture shall be governed exclusively by and construed in accordance with the applicable laws of the State.


             [The remainder of this page intentionally left blank.]

      IN WITNESS WHEREOF, Issuer has caused this Indenture to be signed in its name and behalf by its Mayor and its corporate seal to be hereunto affixed and attested by its Unified Clerk, and to evidence its acceptance of the trusts hereby created, Trustee has caused this Indenture to be signed in its name and behalf and its official seal to be hereunto affixed and attested by its duly authorized officers, all as of the date first above written.

                                           UNIFIED GOVERNMENT OF
                                           WYANDOTTE COUNTY/KANSAS CITY,
                                           KANSAS, as Issuer


                                           By: /s/ Carol Marinovich
                                               ---------------------------------
                                           Name: Carol Marinovich
                                           Title: Mayor/CEO
(Seal)

ATTEST:

/s/ Donna M. Teasley
----------------------------------------
Name: Donna M. Teasley
Title: Deputy Unified Government Clerk



Trust Indenture
EPA Laboratory - 2001

                                     SECURITY BANK OF KANSAS CITY, as
                                     Trustee


                                     By: /s/ Raymond J. Hintz
                                        ----------------------------------------
                                     Name:  Raymond J. Hintz
                                     Title: Vice President and Trust Officer

(Seal)

ATTEST:

By:  /s/ Matt D. McLaughlin
    ---------------------------------------
Name:  Matt D. McLaughlin
Title: Vice President




Trust Indenture
EPA Laboratory - 2001

                                      S-2